Filed with the Securities and Exchange Commission on April 22, 2019
Securities Act of 1933 File No. 33-76566
Investment Company Act of 1940 File No. 811-8416

 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 53
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 54

(Check appropriate box or boxes.)

TOUCHSTONE VARIABLE SERIES TRUST
(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices) Zip Code

Registrant’s Telephone Number, including Area Code (800) 638-8194

Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

With Copies to:
Deborah Bielicke Eades, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7661

Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7616

It is proposed that this filing will become effective
(check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on April 30, 2019 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)
☐ on (date) pursuant to paragraph (a)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 30, 2019
Prospectus
Touchstone Variable Series Trust
Touchstone Active Bond Fund
Touchstone Balanced Fund
Touchstone Bond Fund, Class I
Touchstone Common Stock Fund, Class I
Touchstone Focused Fund
Touchstone Large Cap Core Equity Fund
Touchstone Small Company Fund
Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund
Touchstone Aggressive ETF Fund
Shares of each Fund described in this prospectus can be purchased by insurance company separate accounts. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. This prospectus should be read along with the prospectus for the variable annuity contract or variable life policy. That prospectus also contains information about the contract, your investment options, the sub-accounts and expenses related to purchasing a variable annuity contract or variable life policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

IMPORTANT NOTE: Effective January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of a Fund’s annual or semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report.  Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Touchstone Active Bond Fund Summary

The Fund’s Investment Goal

The Touchstone Active Bond Fund (the "Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses
Shareholder Service Fees	0.07%
Other Operating Expenses	0.37%
Total Other Expenses	0.44%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses(1)	0.85%
___________________________________________
(1) Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended December 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$87
3 Years	$271
5 Years	$471
10 Years	$1,049

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 335% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (including borrowing for investment purposes) in bonds. This is a non-fundamental investment policy that the Fund can change upon 60 days prior notice to shareholders. Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities.

In deciding what securities to buy and sell for the Fund, the Fund's sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio.
In building the Fund's portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of its total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Non-investment-grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund may also invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries.
Additionally, in order to implement its investment strategy the Fund may invest in dollar-roll transactions and in derivatives, including forwards and futures contracts, interest rate and credit default swap agreements, and options. These investments may be used for both gaining and hedging market exposure, to adjust the Fund's duration, to manage interest rate risk, and for any other purposes consistent with its investment strategies and limitations.
The Fund may engage in frequent and active trading as part of its principal investment strategy.
The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

•
Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•	Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund's initial investment. The use of leverage magnifies changes in the Fund's net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid .

•
Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.
Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

•
Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

•
Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization (" NRSRO") to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•
LIBOR Transition Risk . The Fund may invest in securities or derivatives that are based on the London Interbank Offered Rate (LIBOR). LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences.

•
Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.

•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•
U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

•
Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.
Mortgage Dollar Roll Risk : Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund held.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short–term capital gains, although owners of variable annuity contracts or variable life policies are not expected to be subject to federal income tax on distributions of capital gains by the Fund. High portfolio turnover may reduce the Fund's returns.

The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for one year, five years, and ten years compare with the Bloomberg Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Active Bond Fund - Performance as of December 31

Best Quarter: Third Quarter 2009 6.34%	Worst Quarter: Second Quarter 2013 (3.19)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Active Bond Fund	(1.62)%	2.04%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%

The Fund’s Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	Timothy J. Policinski, CFA	Since 2001	Managing Director and Senior Portfolio Manager
	Daniel J. Carter, CFA	Since 2001	Vice President and Senior Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.
Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Balanced Fund Summary

The Fund’s Investment Goal

The Touchstone Balanced Fund (the “Fund”) seeks capital appreciation and current income.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.60%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses(1)	1.16%
Fee Waiver and/or Expense Reimbursement(2)	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.86%
___________________________________________
(1)  Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended December 31, 2018.
(2)  Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.85% of average daily net assets.  This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$88
3 Years	$339
5 Years	$609
10 Years	$1,382

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities. The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income, as of the date of this prospectus.

Allocations     Approximate Target Allocation
Equity          60%
Fixed-Income          40%

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter. Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.

With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. Fort Washington Investment Advisors, Inc. ("Fort Washington"), the Fund's sub-advisor, primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund's fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”).  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Fund may engage in frequent and active trading as part of its principal investment strategies. Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

Fort Washington, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class (or to additional asset classes) without prior approval from or notice to shareholders.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund's initial investment. The use of leverage magnifies changes in the Fund's net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•
Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•	Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid .

•
Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

•
LIBOR Transition Risk. The Fund may invest in securities or derivatives that are based on the London Interbank Offered Rate (LIBOR). LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences .

•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•
Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization (" NRSRO") to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.

Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund held.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short–term capital gains, although owners of variable annuity contracts or variable life policies are not expected to be subject to federal income tax on distributions of capital gains by the Fund. High portfolio turnover may reduce the Fund's returns.

U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

The Fund’s Performance

Before the Fund commenced operations, all of the assets and liabilities of the Sentinel Variable Products Balanced Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization on October 27, 2017 (the “Reorganization”). The performance information included prior to the Reorganization is that of the Predecessor Fund.

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the S&P 500 ® Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407 .

Touchstone Balanced Fund - Performance as of December 31

Best Quarter: Second Quarter 2009 11.76%	Worst Quarter: Fourth Quarter 2018 (10.12)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Balanced Fund	(6.07)%	4.42%	8.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	Timothy J. Policinski, CFA	Since inception in 2017	Managing Director and Senior Portfolio Manager
	Daniel J. Carter, CFA	Since inception in 2017	Vice President and Senior Portfolio Manager
	James Wilhelm	Since inception in 2017	Managing Director, Head of Public Equities and Senior Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Bond Fund Summary

The Fund’s Investment Goal

The Touchstone Bond Fund (the "Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) Class I
Management Fees	0.40%
Other Expenses	0.47%
Acquired Fund Fees and Expenses (AFFE)	0.02%
Total Annual Fund Operating Expenses(1)	0.89%
Fee Waiver and/or Expense Reimbursement(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.69%
___________________________________________
(1)  Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended December 31, 2018.
(2)  Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.67% of average daily net assets.  This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class I
1 Year	$70
3 Years	$264
5 Years	$473
10 Years	$1,078

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 431% of the average value of its portfolio.
The Fund’s Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (including borrowing for investment purposes) in bonds. This is a non-fundamental investment policy that the Fund can change upon 60 days prior notice to shareholders. Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities.
In deciding what securities to buy and sell for the Fund, the Fund's sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio.
In building the Fund's portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of its total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Non-investment-grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund may also invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries.
Additionally, in order to implement its investment strategy the Fund may invest in mortgage dollar-roll transactions and in derivatives including forwards and futures contracts, interest rate and credit default swap agreements, and options. These investments may be used for both gaining and hedging market exposure, to adjust the Fund's duration, to manage interest rate risk, and for any other purposes consistent with its investment strategies and limitations.
The Fund may engage in frequent and active trading as part of its principal investment strategy.
The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

•
Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•	Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund's initial investment. The use of leverage magnifies changes in the Fund's net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid .

•
Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

•
Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

•
Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization (" NRSRO") to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•
LIBOR Transition Risk. The Fund may invest in securities or derivatives that are based on the London Interbank Offered Rate (LIBOR). LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences .

•
Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.

•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•
U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

•
Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.
Mortgage Dollar Roll Risk : Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund held.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short–term capital gains, although owners of variable annuity contracts or variable life policies are not expected to be subject to federal income tax on distributions of capital gains by the Fund. High portfolio turnover may reduce the Fund's returns.

The Fund’s Performance

Before the Fund commenced operations, all of the assets and liabilities of the Sentinel Variable Products Bond Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization on October 27, 2017 (the “Reorganization”). The performance information included prior to the Reorganization is that of the Predecessor Fund.

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg Barclays U.S. Aggregate Bond Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407 .

Touchstone Bond Fund - Class I - Performance as of December 31

Best Quarter: Second Quarter 2009 5.93%	Worst Quarter: Second Quarter 2013 (2.78)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Bond Fund - Class I	(1.88)%	1.04%	3.62%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	Timothy J. Policinski, CFA	Since inception in 2017; managed the Predecessor Fund from 2001 to 2017	Managing Director and Senior Portfolio Manager
	Daniel J. Carter, CFA	Since inception in 2017; managed the Predecessor Fund from 2001 to 2017	Vice President and Senior Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Common Stock Fund Summary

The Fund’s Investment Goal

The Touchstone Common Stock Fund (the “Fund”) seeks to provide investors with capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.50%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver and/or Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.73%
___________________________________________
(1) Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.73% of average daily net assets. This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class I
1 Year	$75
3 Years	$255
5 Years	$451
10 Years	$1,016

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in large capitalization equity securities. The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), seeks to invest in companies that:

•	Are trading below its estimate of the companies’ intrinsic value; and

•
Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

The Fund will generally hold 25 to 45 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of emerging market countries.

The Fund will generally sell a security if it reaches Fort Washington’s estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•
Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.

The Fund’s Performance

Before the Fund commenced operations, all of the assets and liabilities of the Sentinel Variable Products Common Stock Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization on October 27, 2017 (the “Reorganization”). The performance information included prior to the Reorganization is that of the Predecessor Fund.

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the S&P 500 ® Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407 .

Touchstone Common Stock Fund - Class I - Performance as of December 31

Best Quarter: Second Quarter 2009 17.21%	Worst Quarter: Third Quarter 2011 (15.07)%

Average Annual Total Returns
For the Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Common Stock Fund - Class I	(8.05)%	6.56%	12.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	James Wilhelm	Since inception in 2017	Managing Director, Head of Public Equities and Senior Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Focused Fund Summary

The Fund’s Investment Goal

The Touchstone Focused Fund (the "Fund") seeks to provide investors with capital appreciation.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses
Shareholder Service Fees	0.20%
Other Operating Expenses	0.30%
Total Other Expenses	0.50%
Total Annual Fund Operating Expenses (1)	1.20%
___________________________________________
(1) Expenses shown above do not reflect Touchstone Advisor's recoupment of previously waived and/or reimbursed expenses of the Fund of $7,629 or 0.01% of average daily net assets, and will differ from the net expenses shown in the Fund’s annual report for the fiscal year ended December 31, 2018. The Fund has no further recoupments as of December 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$122
3 Years	$381
5 Years	$660
10 Years	$1,455

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities. Equity securities include common stock and preferred stock. The Fund may invest in companies of any market capitalization in seeking to achieve its investment goal. These securities may be traded over-the-counter or listed on an exchange. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), seeks to invest in companies that:

•	Are trading below its estimate of the companies’ intrinsic value; and

•	Have a sustainable competitive advantage or a high barrier to entry in place.

The Fund will generally hold 25 to 45 companies with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.

The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of issuers located in emerging market countries. The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which Fort Washington believes are the most mis-priced by the market.

The Fund will generally sell a security if the security reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•
Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•
Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for one year, five years, and ten years compare with the Russell 3000 ® Index and the S&P 500 ® Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
On August 31, 2015, the Fund changed its name, investment goal, principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor’s investment strategy.

Touchstone Focused Fund - Performance as of December 31

Best Quarter: Third Quarter 2009 19.82%	Worst Quarter: Third Quarter 2011 (23.23)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Focused Fund	(7.97)%	6.41%	12.70%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	(5.24)%	7.91%	13.18%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	James Wilhelm	Since 2015	Managing Director, Head of Public Equity and Senior Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Large Cap Core Equity Fund Summary

The Fund’s Investment Goal

The Touchstone Large Cap Core Equity Fund (the "Fund") seeks to provide investors with long-term capital growth.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses
Shareholder Service Fees	0.15%
Other Operating Expenses	0.36%
Total Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and/or Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.06%
___________________________________________
(1) Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.06% of average daily net assets. This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$108
3 Years	$359
5 Years	$629
10 Years	$1,400

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of large capitalization U.S. listed companies. For purposes of the Fund, a large capitalization company has a market capitalization within the range represented in the Russell 1000 ® Index (between $593 million and $905 billion as of March 31, 2019) at the time of purchase. The size of the companies in the Russell 1000 ®  Index will change with market conditions. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund’s sub-advisor, London Company of Virginia d/b/a The London Company (“The London Company”) seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values. Guiding principles of The London Company’s large-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share; (2) balance sheet optimization; (3) optimal allocation of investments is essential to good investment results; and (4) low turnover and tax sensitivity enhances real returns. The London Company utilizes a bottom-up approach in the security selection process.

The Fund is non-diversified and will typically hold approximately 30 to 40 securities. The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.  The London Company generally sells a security when: it becomes overvalued and has reached its price target; the issuer’s fundamentals deteriorate; there is significant trading activity by insiders; or there is a more promising alternative. The London Company may also sell a security to adjust the Fund’s overall portfolio risk.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for one year, five years, and ten years compare with the Russell 1000 ® Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
On December 7, 2015, the Fund changed its investment goal, principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor’s investment strategy.
Touchstone Large Cap Core Equity Fund - Performance as of December 31

Best Quarter: Second Quarter 2009 16.08%	Worst Quarter: Third Quarter 2011 (15.17)%
Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Large Cap Core Equity Fund	(6.49)%	6.37%	11.15%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	(4.78)%	8.21%	13.28%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
London Company of Virginia d/b/a The London Company	Stephen Goddard, CFA	Since 2015	President, CIO and Lead Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.
Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Small Company Fund Summary

The Fund’s Investment Goal

The Touchstone Small Company Fund (the “Fund”) seeks to provide investors with growth of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses(1)	0.85%
Fee Waiver and/or Expense Reimbursement(2)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)(2)	0.77%
___________________________________________
(1)  Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended December 31, 2018.
(2) Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.76% of average daily net assets. This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$79
3 Years	$263
5 Years	$464
10 Years	$1,042

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its assets in small-capitalization companies. This is a non–fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For this purpose, small capitalization companies are companies that have market capitalizations within the range represented in the Russell 2000 ® Index (between approximately $8 million and $9 billion as of March 31, 2019).  The market cap range of the Russell 2000 ® Index will change with market conditions.

For these purposes the market cap is determined at the time of purchase. The Fund seeks to invest primarily in common stocks of small companies that Fort Washington Investment Advisors, Inc., the Fund's sub-advisor, believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. At times the Fund may have less than 80% of its investments in companies within the market cap range of the Russell 2000® Index due to market appreciation.

The Fund typically sells a security if the portfolio manager believes it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio manager's company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Sector and Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, than a fund that does not invest a high percentage of its assets in specific sectors or industries.

The Fund’s Performance

Before the Fund commenced operations, all of the assets and liabilities of the Sentinel Variable Products Small Company Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization on October 27, 2017 (the “Reorganization”). The performance information included prior to the Reorganization is that of the Predecessor Fund.

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Russell 2000 ® Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407 .

Touchstone Small Company Fund - Performance as of December 31

Best Quarter: Third Quarter 2009 16.27%	Worst Quarter: Fourth Quarter 2018 (19.76)%

Average Annual Total Returns
For the Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Small Company Fund	(7.98)%	6.76%	12.94%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	11.97%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	Jason Ronovech	Since inception in 2017; managed the Predecessor Fund from 2013 to 2017	Vice President and Senior Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Conservative ETF Fund Summary

The Fund’s Investment Goal

The Touchstone Conservative ETF Fund (the "Fund") seeks primarily income and secondarily capital appreciation.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses
Shareholder Service Fees	0.25%
Other Operating Expenses	0.42%
Total Other Expenses	0.67%
Acquired Fund Fees and Expenses (AFFE)	0.10%
Total Annual Fund Operating Expenses(1)	1.02%
Fee Waiver and/or Expense Reimbursement(2)	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.85%
___________________________________________
(1) Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that is included in the Fund's annual report for the fiscal year ended December 31, 2018.
(2) Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.75% of average daily net assets. This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$87
3 Years	$308
5 Years	$547
10 Years	$1,232
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests primarily in a group of underlying funds, primarily exchange-traded funds ("ETFs"), designed predominately for income and secondarily for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. The Fund's sub-advisor, Wilshire Associates Incorporated ("Wilshire"), expects, under normal conditions, to invest approximately 60% of the Fund's assets in bonds and approximately 40% of the Fund's assets in stocks. In selecting a diversified portfolio of underlying funds, Wilshire will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance the Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At the time of rebalancing, Wilshire may review and update the model.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments. The Fund is subject to direct risks and indirect risks as a result of its investments in underlying funds. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.
Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies, or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in underlying funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades. The Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting an optimal mix of underlying funds.

The underlying funds in which the Fund may invest may be subject to the following principal risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry, or asset class.
Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the underlying fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk: The market value of an underlying fund’s fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund’s fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund’s maturity or duration, the more sensitive the value of an underlying fund’s shares will be to changes in interest rates.

•
Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

•
Credit Risk: The fixed-income securities in an underlying fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•
Extension Risk: During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to an underlying fund's income and potentially in the value of an underlying fund's investments.

•
Interest Rate Risk: As interest rates rise, the value of fixed-income securities the underlying fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

•
Mortgage-Backed Securities Risk: Some underlying funds may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•
Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization's ("NRSRO") opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•
U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an underlying fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
Geographic Risk: A natural or other disaster could occur in a geographic region in which an underlying fund invests.
Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.
Income Risk: An underlying fund's income may decline when interest rates fall.
Index-Related Risk: There is no guarantee that an underlying fund that is an index fund will achieve a high degree of correlation to its underlying index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on an underlying fund's ability to adjust its exposure to the required levels in order to track the underlying index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on an underlying fund and its shareholders.
Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.
Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to net asset value.
Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.
Passive Investment Risk: The underlying funds that are index funds are not actively managed and their portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund. This risk also applies to the Fund, which may engage in active and frequent trading of underlying funds resulting in increased transaction costs to the Fund.

Sector Focus Risk: An underlying fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, an underlying fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the underlying fund’s net asset value with a magnified effect on the total return.
Tracking Error Risk: The performance of an underlying fund that is an index fund may diverge from that of the underlying index. If an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.
Value Securities Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.
The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for one year, five years, and ten years compare with the S&P Target Risk ® Moderate Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
On April 30, 2016, the Fund changed its investment goal, principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor’s asset allocation strategy.

Touchstone Conservative ETF Fund - Performance as of December 31

Best Quarter: Third Quarter 2009 7.91%	Worst Quarter: Fourth Quarter 2018 (5.39)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Conservative ETF Fund	(4.02)%	3.20%	5.49%
S&P Target Risk® Moderate Index (reflects no deductions for fees, expenses or taxes)	(3.72)%	3.31%	5.92%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Wilshire Associates Incorporated	Nathan Palmer, CFA	Since 2016	Managing Director, Portfolio Manager
	Anthony Wicklund, CFA, CAIA	Since 2017	Managing Director, Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.
Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Moderate ETF Fund Summary

The Fund’s Investment Goal

The Touchstone Moderate ETF Fund (the "Fund") seeks primarily capital appreciation and secondarily income.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses
Shareholder Service Fees	0.22%
Other Operating Expenses	0.40%
Total Other Expenses	0.62%
Acquired Fund Fees and Expenses (AFFE)	0.08%
Total Annual Fund Operating Expenses(1)	0.95%
Fee Waiver and/or Expense Reimbursement(2)	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.83%
___________________________________________
(1) Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that is included in the Fund's annual report for the fiscal year ended December 31, 2018.
(2) Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.75% of average daily net assets. This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$85
3 Years	$291
5 Years	$514
10 Years	$1,155
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
The Fund’s Principal Investment Strategies

The Fund invests primarily in a group of underlying funds, primarily exchange-traded funds ("ETFs"), designed predominately for capital appreciation and secondarily for income using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. The Fund's sub-advisor, Wilshire Associates Incorporated ("Wilshire"), expects, under normal conditions, to invest approximately 40% of the Fund's assets in bonds and approximately 60% of the Fund's assets in stocks. In selecting a diversified portfolio of underlying funds, Wilshire will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance the Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At the time of rebalancing, Wilshire may review and update the model.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments. The Fund is subject to direct risks and indirect risks as a result of its investments in underlying funds. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.
Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies, or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in underlying funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades. The Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting an optimal mix of underlying funds.

The underlying funds in which the Fund may invest may be subject to the following principal risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry, or asset class.
Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the underlying fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk: The market value of an underlying fund’s fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund’s fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund’s maturity or duration, the more sensitive the value of an underlying fund’s shares will be to changes in interest rates.

•
Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

•
Credit Risk: The fixed-income securities in an underlying fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•
Extension Risk: During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to an underlying fund's income and potentially in the value of an underlying fund's investments.

•
Interest Rate Risk: As interest rates rise, the value of fixed-income securities the underlying fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

•
Mortgage-Backed Securities Risk: Some underlying funds may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•
Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization's ("NRSRO") opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•
U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an underlying fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
Geographic Risk: A natural or other disaster could occur in a geographic region in which an underlying fund invests.
Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.
Income Risk: An underlying fund's income may decline when interest rates fall.
Index-Related Risk: There is no guarantee that an underlying fund that is an index fund will achieve a high degree of correlation to its underlying index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on an underlying fund's ability to adjust its exposure to the required levels in order to track the underlying index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on an underlying fund and its shareholders.
Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.
Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to net asset value.
Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.
Passive Investment Risk: The underlying funds that are index funds are not actively managed and their portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.
Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund. This risk also applies to the Fund, which may engage in active and frequent trading of underlying funds resulting in increased transaction costs to the Fund.
Sector Focus Risk: An underlying fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, an underlying fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the underlying fund’s net asset value with a magnified effect on the total return.
Tracking Error Risk: The performance of an underlying fund that is an index fund may diverge from that of the underlying index. If an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.
Value Securities Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.
The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for one year, five years, and ten years compare with the S&P Target Risk ® Growth Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
On April 30, 2016, the Fund changed its investment goal, principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor’s asset allocation strategy.
Touchstone Moderate ETF Fund - Performance as of December 31

Best Quarter: Third Quarter 2009 11.41%	Worst Quarter: Fourth Quarter 2018 (8.34)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Moderate ETF Fund	(6.02)%	4.03%	7.56%
S&P Target Risk® Growth Index (reflects no deductions for fees, expenses or taxes)	(5.69)%	4.21%	7.87%

The Fund’s Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Wilshire Associates Incorporated	Nathan Palmer, CFA	Since 2016	Managing Director, Portfolio Manager
	Anthony Wicklund, CFA, CAIA	Since 2017	Managing Director, Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.
Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.
Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Touchstone Aggressive ETF Fund Summary

The Fund’s Investment Goal

The Touchstone Aggressive ETF Fund (the "Fund") seeks capital appreciation.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses
Shareholder Service Fees	0.25%
Other Operating Expenses	0.42%
Total Other Expenses	0.67%
Acquired Fund Fees and Expenses (AFFE)	0.07%
Total Annual Fund Operating Expenses(1)	0.99%
Fee Waiver and/or Expense Reimbursement(2)	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.82%
___________________________________________
(1) Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that is included in the Fund's annual report for the fiscal year ended December 31, 2018.
(2) Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Variable Series Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.75% of average daily net assets. This contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or a variable life insurance product. If the example included these expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$84
3 Years	$298
5 Years	$531
10 Years	$1,198
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests primarily in a group of underlying funds, primarily exchange-traded funds ("ETFs"), designed for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. The Fund's sub-advisor, Wilshire Associates Incorporated ("Wilshire"), expects, under normal conditions, to invest approximately 20% of the Fund's assets in bonds and 80% of the Fund's assets in stocks. In selecting a diversified portfolio of underlying funds, Wilshire will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance the Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At the time of rebalancing, Wilshire may review and update the model.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments. The Fund is subject to direct risks and indirect risks as a result of its investments in underlying funds. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.
Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies, or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in underlying funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades. The Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting an optimal mix of underlying funds.

The underlying funds in which the Fund may invest may be subject to the following principal risks:

Asset Class Risk: The returns from the types of securities in which an underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk: To the extent that an underlying fund's investments are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry, or asset class.
Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the underlying fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk: The market value of an underlying fund’s fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund’s fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund’s maturity or duration, the more sensitive the value of an underlying fund’s shares will be to changes in interest rates.

•
Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund's average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates.

•
Credit Risk: The fixed-income securities in an underlying fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•
Extension Risk: During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to an underlying fund's income and potentially in the value of an underlying fund's investments.

•
Interest Rate Risk: As interest rates rise, the value of fixed-income securities the underlying fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

•
Mortgage-Backed Securities Risk: Some underlying funds may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•
Rating Agency Risk: Ratings represent a nationally recognized statistical rating organization's ("NRSRO") opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•
U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an underlying fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
Geographic Risk: A natural or other disaster could occur in a geographic region in which an underlying fund invests.
Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.
Income Risk: An underlying fund's income may decline when interest rates fall.
Index-Related Risk: There is no guarantee that an underlying fund that is an index fund will achieve a high degree of correlation to its underlying index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on an underlying fund's ability to adjust its exposure to the required levels in order to track the underlying index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on an underlying fund and its shareholders.
Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.
Market Trading Risk: An underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to net asset value.
Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.
Passive Investment Risk: The underlying funds that are index funds are not actively managed and their portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.
Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund. This risk also applies to the Fund, which may engage in active and frequent trading of underlying funds resulting in increased transaction costs to the Fund.
Sector Focus Risk: An underlying fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, an underlying fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the underlying fund’s net asset value with a magnified effect on the total return.
Tracking Error Risk: The performance of an underlying fund that is an index fund may diverge from that of the underlying index. If an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Valuation Risk: The sale price an underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.
Value Securities Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.
The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for one year, five years, and ten years compare with the S&P Target Risk ® Aggressive Index. The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. Past performance does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
On April 30, 2016, the Fund changed its principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor’s asset allocation strategy.
Touchstone Aggressive ETF Fund - Performance as of December 31

Best Quarter: Third Quarter 2009 14.11%	Worst Quarter: Third Quarter 2011 (12.13)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Aggressive ETF Fund	(7.84)%	4.62%	9.09%
S&P Target Risk® Aggressive Index (reflects no deductions for fees, expenses or taxes)	(7.65)%	4.69%	9.97%

The Fund’s Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Wilshire Associates Incorporated	Nathan Palmer, CFA	Since 2016	Managing Director, Portfolio Manager
	Anthony Wicklund, CFA, CAIA	Since 2017	Managing Director, Portfolio Manager

Buying and Selling Fund Shares

You cannot buy or sell shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. Please see the variable contract prospectus for additional investment information.

Tax Information

The dividends and distributions paid by the Fund will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation to you if you leave such amounts to accumulate within a separate account. Please see the variable contract prospectus for additional tax information.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services.  These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract.  For more information, ask your financial advisor, visit your financial intermediary’s website, or consult the variable contract prospectus or the Fund’s prospectus.

Prospectus
Shares of each Fund described in this prospectus can be purchased by insurance company separate accounts. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. When you purchase a variable annuity contract or variable life policy, you decide how to invest your purchase payments by selecting from the available investment options. The investment options may include sub-accounts that invest in the Funds of the Touchstone Variable Series Trust (the "Trust").
Because the Trust offers shares to both variable annuity and variable life separate accounts of insurance companies, there may be conflicts of interest between the variable annuity and variable life contract holders. The Trust's Board of Trustees (the "Board") monitors for the existence of any potential conflicts of interest. If a conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from one or more of the Funds. Any withdrawal could disrupt orderly portfolio management to the potential detriment of shareholders.
You should read the prospectus for the variable annuity contract or variable life policy that you want to purchase to learn about purchasing a contract and selecting your investment options. That prospectus also contains information about the contract, your investment options, the sub-accounts and expenses related to purchasing a variable annuity contract or variable life policy.
Touchstone Funds of ETF Funds
The Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, and Touchstone Aggressive ETF Fund (each an "ETF Fund" and collectively, the "ETF Funds") are mutual funds that are exposed to various asset classes in various exchange-traded funds ("ETFs"). Because the ETF Funds invest in other mutual funds rather than in individual securities, each ETF Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests. In addition, an ETF is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.
Each ETF Fund allocates its assets among a group of ETFs in different percentages. Therefore, each ETF Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward for different investment styles and life stages. These asset allocations provide three diversified, distinct options that can meet a wide variety of investment needs. The allocation of stocks and bonds in each ETF Fund reflects greater or lesser emphasis on pursuing current income or growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How Do The Funds Implement Their Investment Goal?
The investment goal(s) and principal investment strategies of Touchstone Active Bond Fund ("Active Bond Fund"), Touchstone Balanced Fund (“Balanced Fund”), Touchstone Bond Fund (“Bond Fund”), Touchstone Common Stock Fund ("Common Stock Fund"), Touchstone Focused Fund ("Focused Fund"), Touchstone Large Cap Core Equity Fund ("Large Cap Core Equity Fund"), Touchstone Small Company Fund ("Small Company Fund"), Touchstone Conservative ETF Fund ("Conservative ETF Fund"), Touchstone Moderate ETF Fund (Moderate ETF Fund) and Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”) (each a “Fund” and collectively, the “Funds”) are described in the "Principal Investment Strategies" sections in each Fund's summary above.
Active Bond Fund. In deciding what securities to buy and sell for the Fund, the Fund's sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of investments.

In building the Fund's portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of its total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Non-investment-grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund may also invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries. Emerging markets countries consists of countries in the JP Morgan Emerging Markets Bond Index (EMBI) Global. Foreign-issued debt securities are issued by non-U.S. companies of any size that are tied economically to foreign markets. The Fund will generally consider qualifying investments to be companies that are organized under the laws of, or maintain their principal place of business in, a foreign country; have securities that are principally traded in such countries; or derive at least 50% of revenues or profits from, or have at least 50% of their assets in, such countries.
Additionally, in order to implement its investment strategy the Fund may invest in dollar-roll transactions and reverse repurchase agreements, and in derivatives including forwards and futures contracts, interest rate and credit default swap agreements, and options. These investments may be used for both gaining and hedging market exposure, to adjust the Fund's duration, to manage interest rate risk, and for any other purposes consistent with its investment strategies and limitations. The Fund may engage in frequent and active trading as part of its principal investment strategy.
Balanced Fund. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter. Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. As of March 31, 2019, the countries in the MSCI Emerging Markets Index included: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The country composition of the MSCI Emerging Markets Index can change over time.
With respect to fixed-income, the Fund will investment primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. The fund's sub-advisor, Fort Washington, primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund's fixed-income sleeve in non-investment-grade debt securities rated as low as B by a NRSRO.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.
The Fund may engage in frequent and active trading as part of its principal investment strategies. Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
Bond Fund. In deciding which securities to buy and sell for the Fund, the Fund's sub-advisor, Fort Washington, analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of investments.
In building the Fund's portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of its total assets in non-investment-grade debt securities rated as low as B by a NRSRO. Non-investment-grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund may also invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries. Emerging markets countries consists of countries in the JP Morgan Emerging Markets Bond Index (EMBI) Global. Foreign-issued debt securities are issued by non-U.S. companies of any size that are tied economically to foreign markets. The Fund will generally consider qualifying investments to be companies that are organized under the laws of, or maintain their principal place of business in, a foreign country; have securities that are principally traded in such countries; or derive at least 50% of revenues or profits from, or have at least 50% of their assets in, such countries.
Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives including forwards and futures contracts, interest rate and credit default swap agreements, and options. These investments may be used for both gaining and hedging market exposure, to adjust the Fund's duration, to manage interest rate risk, and for any other purposes consistent with its investment strategies and limitations. The Fund may engage in frequent and active trading as part of its principal investment strategy.
Common Stock Fund. In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington, seeks to invest in companies that:

•	Are trading below its estimate of the companies’ intrinsic value; and

•
Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

The Fund will generally hold 25 to 45 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements. The Fund will generally sell a security if it reaches Fort Washington’s estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.
Focused Fund. In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington, seeks to invest in companies that:

•	Are trading below its estimate of the companies’ intrinsic value; and

•
Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

The Fund will generally hold 25 to 45 companies with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.

The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). Non-U.S. issuers or foreign companies (or issuers) are companies that: (i) are organized under the laws of; (ii) maintain their principal place of business in; (iii) have the principal trading market for their securities in; (iv) derive at least 50% of revenues or profits from operation in; or (v) have at least 50% of their assets in, foreign countries. The Fund may also invest in securities of emerging market countries. Emerging market countries are generally countries not included in the MSCI World Index. As of March 31, 2019, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time. The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which Fort Washington believes are the most mis-priced by the market.

The Fund will generally sell a security if the security reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

Large Cap Core Equity Fund. The Fund’s sub-advisor, London Company of Virginia d/b/a The London Company (“The London Company”) seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values. Guiding principles of The London Company’s large-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share; (2) balance sheet optimization; (3) optimal allocation of investments is essential to good investment results; and (4) low turnover and tax sensitivity enhances real returns. The London Company utilizes a bottom-up approach in the security selection process. The London Company screens a large-cap universe against an internally developed quantitative model, scoring companies along several dimensions, including return on capital, earnings to enterprise value ratio, and free cash flow yield. The London Company seeks companies that are trading at a 30%-40% discount to intrinsic value. The London Company looks at a company’s corporate governance structure and management incentives to try to ascertain whether management’s interests are aligned with shareholders’ interests. The London Company seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. The London Company adds securities to the Fund when The London Company determines that risk/reward profile of the security has made it attractive to warrant purchase.

The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.  The London Company generally sells a security when: it becomes overvalued and has reached its price target; the issuer’s fundamentals deteriorate; there is significant trading activity by insiders; or there is a more promising alternative. The London Company may also sell a security to adjust the Fund’s overall portfolio risk.

Small Company Fund. The Fund typically sells a security if the portfolio manager believes it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio manager's company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.
ETF Funds. In selecting a diversified portfolio of underlying funds, the Funds' sub-advisor, Wilshire Associates Incorporated ("Wilshire"), will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The ETF Funds will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance each ETF Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At the time of rebalancing, Wilshire may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Wilshire will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

Can a Fund Depart From its Principal Investment Strategies?
In addition to the investments and strategies described in this prospectus, each Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Funds’ Statement of Additional Information (“SAI”).
Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the "Board") without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.
The investments and strategies described throughout this prospectus are those that the Funds use under normal circumstances.  During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals.  This defensive investing may increase a Fund’s taxable income, and when a Fund is invested defensively, it may not achieve its investment goal.  A Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that any Fund will achieve its investment goal.
80% Investment Policy. The Touchstone Active Bond Fund, the Touchstone Bond Fund, the Touchstone Common Stock Fund, the Touchstone Focused Fund, the Touchstone Large Cap Core Equity Fund and the Touchstone Small Company Fund have each adopted policies to invest, under normal conditions, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy. The 80% Policy is a non-fundamental investment policy that may be changed by the Fund upon 60 days' prior notice to the Fund's shareholders.
Change in Market Capitalization. A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change in market capitalization could affect the Fund’s flexibility in making new investments.
The Touchstone Balanced Fund, the Touchstone Common Stock Fund, the Touchstone Large Cap Core Equity Fund and the Touchstone Small Company Fund each have specified a market capitalization range.
Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.
Lending of Portfolio Securities. The Funds may lend their portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that a Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.
What are the Principal Risks of Investing in the Funds?
The risks that may apply to your investment in a Fund are listed below in a table of principal risks followed by a description of each risk. For purposes of this discussion, "Fixed-Income Funds" refers to the Touchstone Active Bond Fund and the Touchstone Bond Fund, "Equity Funds" refers to the Touchstone Common Stock Fund, the Touchstone Focused Fund, the Touchstone Large Cap Core Equity Fund and the Touchstone Small Company Fund and "ETF Funds" refers to the Touchstone Conservative ETF Fund, the Touchstone Moderate ETF Fund and the Touchstone Aggressive ETF Fund.
Each ETF Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets an ETF Fund allocates to each underlying fund.  To the extent that an ETF Fund invests more of its assets in one underlying fund than another, an ETF Fund will have greater exposure to the risks of that underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades. Each ETF Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting the best mix of underlying funds.  There is the risk that Wilshire’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions. Further information about investment strategies and risks is available in the Funds' SAI.

	Balanced	Equity Funds				Fixed-Income Funds		ETF Funds
Risks	Balanced	Common Stock	Focused	Small Company	Large Cap Core Equity	Active Bond	Bond	ETF Conservative(1)	ETF Moderate(1)	ETF Aggressive(1)
Asset-Backed Securities	X					X	X
Asset Class								X	X	X
Call								X	X	X
Concentration								X	X	X
Credit	X					X	X	X	X	X
Depositary Receipts	X	X	X
Derivatives	X					X	X
Emerging Markets	X	X	X			X	X
Equity Securities	X	X	X	X	X			X	X	X
Extension								X	X	X
Fixed-Income	X					X	X	X	X	X
Foreign Securities	X	X	X	X		X	X	X	X	X
Forward Currency Exchange Contract	X					X	X
Fund-of-Funds Structure								X	X	X
Futures Contracts	X					X	X
Geographic								X	X	X
Growth Securities								X	X	X
Income								X	X	X
Index-Related								X	X	X
Interest Rate	X					X	X	X	X	X
Investment-Grade Debt Securities	X					X	X
Large-Cap	X	X	X		X			X	X	X
Leverage	X					X	X
LIBOR Transition	X					X	X
Liquidity								X	X	X
Management	X	X	X	X	X	X	X	X	X	X
Market Trading								X	X	X
Mid Cap			X					X	X	X

	Balanced	Equity Funds				Fixed-Income Funds		ETF Funds
Risks	Balanced	Common Stock	Focused	Small Company	Large Cap Core Equity	Active Bond	Bond	ETF Conservative(1)	ETF Moderate(1)	ETF Aggressive(1)
Mortgage-Backed Securities	X					X	X	X	X	X
Mortgage Dollar Roll	X					X	X
Non-Diversification		X	X		X	X		X	X	X
Non-Investment-Grade Debt Securities	X					X	X
Options	X					X	X
Passive Investment								X	X	X
Portfolio Turnover	X					X	X	X	X	X
Preferred Stock			X
Rating Agency								X	X	X
Sector/Industry Focus		X	X	X	X			X	X	X
Small-Cap			X	X				X	X	X
Sovereign Debt						X	X
Swap Agreements	X					X	X
Tracking Error								X	X	X
U.S Government Agency Securities	X					X	X	X	X	X
Valuation								X	X	X
Value Securities								X	X	X
(1) Includes the principal risks of an investment in the Fund and the principal risks of investing in the underlying funds.

Asset Class Risk: The returns from the types of securities in which an ETF Fund's underlying fund invests may underperform relative to the returns of the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk: To the extent that the investments of an ETF Fund's underlying fund are concentrated in a particular region, country, market, industry or asset class, the underlying fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry, or asset class.
Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates. The Fund may also be exposed to leverage risk, the risk of being unable to sell or close out the derivative due to an illiquid market or the risk that the counterparty may be unwilling or unable to meet its obligations. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

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Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to rollover a forward foreign currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services under the contract.

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Futures Contracts Risk: Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

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Leverage Risk: Leverage occurs when a Fund uses derivatives or similar instruments or techniques to gain exposure to investments in an amount that exceeds a Fund’s initial investment. The use of leverage magnifies changes in a Fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss. Leverage can also create an interest expense that may lower a Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

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Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the Sub-Advisor is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Sub-Advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due. Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Equity Securities Risk: A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in a Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. To the extent that an ETF Fund owns an underlying Fund that invests in equity securities, that ETF Fund will be exposed to equity securities risk, including the sub-risks noted below.

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Large-Cap Risk: A Fund is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap Risk: A Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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Preferred Stock Risk:  Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

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Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed-Income Risk: The market value of fixed-income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed-income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. Generally, the Fund's fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund's shares will be to changes in interest rates. To the extent that an ETF Fund owns an underlying fund that invests in bonds and other fixed income securities, that ETF Fund will be exposed to fixed-income risk, including the sub-risks noted below.

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Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the structural features such as subordination or overcollateralization and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

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Call Risk: During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause the average weighted maturity of a fund to fluctuate, and may require the fund to invest the resulting proceeds at lower interest rates.

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Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in non-investment grade (or "junk") bonds or lower-rated securities.

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Extension Risk: During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the income of a fund and potentially in the value of a fund's investments.

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Interest Rate Risk:  The market price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. An increase in interest rates could negatively impact a Fund’s net asset value.

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Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

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LIBOR Transition Risk. Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

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Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

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Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

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Rating Agency Risk: Ratings represent a NRSRO opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

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U.S. Government Agency Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that an ETF Fund owns an underlying fund that invests in foreign securities, that ETF Fund will be exposed to foreign securities risk, including the sub-risks noted below.

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Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in securities of issuers located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

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Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts ("ADRs"), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

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Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank, and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Fund-of-Funds Structure Risk: The value of an investment in an ETF Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because an ETF Fund invests in ETFs it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in an ETF Fund include the principal risks of investing in the underlying funds. The more an ETF Fund allocates to equity funds, the greater the expected risk. To the extent that an ETF Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. An ETF Fund's ability to achieve its investment goal depends upon the sub-advisor's skill in selecting an optimum mix of underlying funds. There is the risk that the sub-advisor's evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions and its asset allocation models do not successfully anticipate market trends.
Geographic Risk: A natural or other disaster could occur in a geographic region in which an ETF Fund's underlying fund invests.
Growth Securities Risk: Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.
Income Risk: The income of an ETF Fund's underlying fund may decline when interest rates fall.
Index-Related Risk: There is no guarantee that an ETF Fund's underlying fund that is an index fund will achieve a high degree of correlation to its underlying index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on an underlying fund's ability to adjust its exposure to the required levels in order to track the underlying index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on an underlying fund and its shareholders.
Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the returns of an ETF Fund's underlying fund because an underlying fund may be unable to transact at advantageous times or prices.
Management Risk:  In managing a Fund’s portfolio, the Advisor may engage one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.
Market Trading Risk: An ETF Fund's underlying fund faces numerous market trading risks, including the potential lack of an active market for the underlying fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Any of these factors, among others, may lead to the underlying fund's shares trading at a premium or discount to net asset value.
Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.

Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Non-Diversification Risk: Subject to federal income tax restrictions relating to a Fund's qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of a Fund's holdings may be invested in a single company, a Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent that an ETF Fund invests in non-diversified underlying funds, changes in the market value of a single issuer could cause greater fluctuation in the value of an underlying fund than would occur in an underlying diversified fund.
Passive Investment Risk: The underlying funds in which the ETF Funds may invest are not actively managed and the portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets.
Portfolio Turnover Risk: Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short–term capital gains, although owners of variable annuity contracts or variable life policies are not expected to be subject to federal income tax on distributions of capital gains by the Fund. High portfolio turnover may reduce the Fund's returns.
Sector/Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value with a magnified effect on the total return.

Tracking Error Risk: The performance of an ETF Fund's underlying fund that is an index fund may diverge from that of the underlying index. If an underlying fund employs a representative sampling strategy, the underlying fund may experience tracking error to a greater extent than a fund that seeks to replicate an index.
Valuation Risk: The sale price an ETF Fund's underlying fund could receive for a security may differ from the underlying fund's valuation of the security and may differ from the value used by the underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an underlying fund's portfolio may change on days when shareholders will not be able to purchase or sell an underlying fund's shares.
Value Securities Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value.
Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of March 31, 2019, Touchstone Advisors had approximately $17.5 billion in assets under management. As the Funds’ investment advisor, Touchstone Advisors reviews, supervises, and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.
Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	Level of knowledge and skill;

•	Performance as compared to its peers or benchmark;

•	Consistency of performance over 5 years or more;

•	Level of compliance with investment rules and strategies;

•	Employees, facilities and financial strength; and

•	Quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits Touchstone Variable Series Trust (the "Trust") or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisor.
Two or more sub-advisors may manage a Fund, from time to time, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.
Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended December 31, 2018. Touchstone Advisors, and not the Funds, pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Net Annual Fee Rate as a % of average daily net assets		Contractual Expense Limitation as a % of average daily net assets**
Active Bond Fund	0.40%	*	0.97%
Balanced Fund	0.39%		0.85%
Bond Fund***	0.34%		0.67%
Common Stock Fund	0.50%		0.73%
Focused Fund	0.70%	*	1.21%
Large Cap Core Equity Fund	0.65%	*	1.06%
Small Company Fund	0.50%		0.76%
Conservative ETF Fund	0.25%	*	0.75%
Moderate ETF Fund	0.25%	*	0.75%
Aggressive ETF Fund	0.25%	*	0.75%
*Touchstone Advisors pays Integrity Life Insurance Company, and National Integrity Life Insurance Company (the “Integrity Companies”), Columbus Life Insurance Company, and certain other affiliates a shareholder servicing fee of up to 0.15% annually. In exchange for the shareholder servicing fee, these entities provide services including (but not limited to) prospectus, financial report, and statement delivery; telephone and Internet services for contract owners; and recordkeeping and similar administrative services. Touchstone Advisors, at its expense, may also provide additional compensation to certain unaffiliated dealers, financial intermediaries, or service providers for administrative and/or shareholder servicing activities.
** The Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses to the extent needed to limit annual Fund operating expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business). The contractual expense limitation is effective through April 29, 2020, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that the Advisor is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
*** Effective on or about July 12, 2019, the Bond Fund will lower its annual advisory fee from 0.40% on all assets to 0.40% on the first $300 million of assets and 0.35% on assets over $300 million.

Additional Information

The Trustees of the Trust oversee generally the operations of each Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment advisor, custodian, transfer agent, accountants and distributor, who provide services to each Fund. Shareholders and insurance company separate account investors are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders or investors any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund its shareholders or investors, or give rise to any contract or other rights in any such individual shareholder or investor or group of shareholders or investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board's approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s December 31, 2018 annual report. Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the sub-advisor to the Touchstone Active Bond Fund, the Touchstone Balanced

Fund, the Touchstone Bond Fund, the Touchstone Common Stock Fund, the Touchstone Focused Fund and the Touchstone Small Company Fund. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest.

Sub-Advisors and Portfolio Managers
Listed below is the sub-advisor and the portfolio managers that have responsibility for the day-to-day management of each Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure, and information regarding other accounts that they manage.
Fort Washington Investment Advisors, Inc. ("Fort Washington") , located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, has been an SEC–registered investment advisor since 1990 and serves as the sub-advisor to the Touchstone Active Bond Fund, the Touchstone Balanced Fund, the Touchstone Bond Fund, the Touchstone Common Stock Fund, the Touchstone Focused Fund and the Touchstone Small Company Fund. As the sub-advisor, Fort Washington makes investment decisions for each Fund and also ensures compliance with the Touchstone Fund's investment policies and guidelines. As of December 31, 2018 Fort Washington had approximately $52.9 billion in assets under management (includes assets under management by Fort Washington of $49.2 billion and $3.7 billion in commitments managed by Fort Washington Capital Partners Group, a division). Each Fort Washington portfolio manager listed below is jointly and primarily responsible for the management of the applicable Fund.

Active Bond Fund

•
Timothy J. Policinski, CFA, is the primary manager and Daniel J. Carter, CFA, is the secondary manager of the Fund. Mr. Policinski is a Managing Director and Senior Portfolio Manager. He has worked at Fort Washington and managed the Fund since 2001. Mr. Policinski has over 20 years of fixed-income management experience.

•	Daniel J. Carter, CFA, Vice President and Senior Portfolio Manager, joined Fort Washington in 2000. Mr. Carter has managed the Fund since September 2001.
Balanced Fund

•
Timothy J. Policinski, CFA, is the primary manager of the Fund.  Mr. Policinski is a Managing Director and Senior Portfolio Manager.  He has worked at Fort Washington since 2001.  Mr. Policinski has over 20 years of fixed-income management experience.

•	Daniel J. Carter, CFA, Vice President and Senior Portfolio Manager, joined Fort Washington in 2000. Mr. Carter has co-managed the Fund since its inception in 2017.

•
James Wilhelm, Managing Director, Head of Public Equities and Senior Portfolio Manager, joined Fort Washington in 2002. Mr. Wilhelm has investment experience dating back to 1993. He has co-managed the Fund since its inception in 2017.

Bond Fund

•
Timothy J. Policinski , CFA, is the primary manager and Daniel J. Carter, CFA, is the secondary manager of the Fund. Mr. Policinski is a Managing Director and Senior Portfolio Manager. He has worked at Fort Washington and managed the Fund since 2001. Mr. Policinski has over 20 years of fixed-income management experience. He managed the predecessor fund and has managed the Fund since its inception in 2017.

•
Daniel J. Carter, CFA , Vice President and Senior Portfolio Manager, joined Fort Washington in 2000. Mr. Carter has managed the Fund since September 2001. He managed the predecessor fund and has managed the Fund since its inception in 2017.

Common Stock Fund

•
James Wilhelm, Managing Director, Head of Public Equities and Senior Portfolio Manager, joined Fort Washington in 2002. He has investment experience dating back to 1993. He has managed the Fund since its inception in 2017.

Focused Fund

•
James Wilhelm , Managing Director, Head of Public Equities and Senior Portfolio Manager, joined Fort Washington in 2002. He has investment experience dating back to 1993. He has managed the Fund since its inception in 2015.

Small Company Fund

•
Jason Ronovech is lead manager of the Small Company Fund and joined Fort Washington in 2017. Mr. Ronovech served as the portfolio manager of the Predecessor Fund, which was managed by Sentinel, from 2013 to 2017. Prior to joining Sentinel, Mr. Ronovech was a portfolio manager with Paradigm Capital Management, where he co–managed the firm’s flagship Small Cap and Smid Cap portfolios.

London Company of Virginia d/b/a The London Company (“The London Company”), located at 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226, has been an SEC–registered investment advisor since 1994 and serves as sub-advisor to the Touchstone Large Cap Core Equity Fund.  As sub-advisor, The London Company makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. The London Company was founded in 1994 and is majority employee owned.  Stephen Goddard may be deemed to be a control person of The London Company through his ownership in TLC Holdings LLC, which owns approximately 75% of The London Company. As of December 31, 2018, The London Company had approximately $8.2 billion in assets under management.

Large Cap Core Equity Fund

•
Stephen Goddard, CFA, President, Chief Investment Officer and Lead Portfolio Manager, founded The London Company in 1994 and is primarily responsible for the management of the Fund.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.  He has over 25 years of investment experience.

Wilshire Associates Incorporated   (“Wilshire”) , located at 1299 Ocean Ave #700, Santa Monica, California 90401, has been an SEC–registered investment advisor since 1990 and the firm was founded in 1972. Wilshire serves as sub-advisor to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund and Touchstone Aggressive ETF Fund. Wilshire Funds Management, the global investment management business unit of Wilshire, advises on more than $ 49.5 billion in assets under management as of December 31, 2018. Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific. Each Wilshire portfolio manager listed below is jointly and primarily responsible for the management of the ETF Funds.

ETF Funds

•
Nathan Palmer, CFA, Portfolio Manager, is a Managing Director of Wilshire and Head of Wilshire Funds Management’s Portfolio Management Group.  Mr. Palmer has more than 20 years of industry experience and is responsible for creating multi-asset class, multi-manager investment solutions for financial intermediary clients. Prior to joining Wilshire in 2011, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors since 2009.

•
Anthony Wicklund, CFA, CAIA, Portfolio Manager, is a Managing Director of Wilshire Associates and a Portfolio Manager with Wilshire Funds Management. Mr. Wicklund has more than 17 years of industry experience and is a portfolio manager for multi-manager portfolios, including target-risk, target-date, and alternative portfolios for a range of financial intermediary clients. Prior to joining Wilshire Associates in 2013, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm’s investment risk management and operational due diligence efforts.

SHAREHOLDER SERVICING ARRANGEMENTS

Shareholder Servicing Plan (not applicable to Balanced Fund, Bond Fund, Common Stock Fund or Small Company Fund). The Trust has adopted a shareholder services plan (the "Plan") with respect to the Active Bond Fund, Focused Fund, Large Cap Core Equity Fund, Conservative ETF Fund, Moderate ETF Fund, and Aggressive ETF Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial intermediaries to act as shareholder servicing agents for their customers. Under the Plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.
The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment.
INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.
Purchasing Shares
You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. You should read this prospectus and the prospectus of the variable annuity contract or variable life policy carefully before you choose your investment options.
Subject to shareholder approval, on July 12, 2019 or as soon thereafter as practicable, the Touchstone Focused Fund will reorganize into Class SC of the Touchstone Common Stock Fund, the Touchstone Large Cap Core Equity Fund will reorganize into Class SC of the Touchstone Common Stock Fund, and the Touchstone Active Bond Fund will reorganize into Class SC of the Touchstone Bond Fund (each a "Reorganization"). As of the date of this prospectus, Class SC of each of the Touchstone Common Stock Fund and Touchstone Bond Fund have not commenced operations and are not offered in this prospectus. The completion of one Reorganization is not contingent upon the completion of any other Reorganization. Upon completion of their respective Reorganizations, the Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, and Touchstone Active Bond Fund will not be available for purchase.
Selling Shares
To meet various obligations under the variable annuity contracts or variable life policies through which Fund shares are purchase d , the insurance company separate accounts which directly hold the Funds' shares may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the SAI) or by selling other Fund assets. A redemption-in-kind may be used under unusual circumstances.
When an ETF Fund generates cash to meet redemption requests, it sells shares of each of the underlying funds in the same percentage that it holds those shares as part of its portfolio of securities. Therefore, the relative percentage of an ETF Fund's composition of underlying funds is not affected by the sale.
Redemption in-Kind. Under unusual circumstances, when the Board deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.
Market Timing Policy
Shares of the Funds are held by insurance companies who make the Funds available to investors through separate accounts. These separate accounts are available to investors through a variable annuity contract or variable life policy sold by the insurance company. As a result, market timing or excessive trading in accounts that an investor owns or controls may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all investors, including long-term investors who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by investors. The Board has adopted the following policies and procedures with respect to market timing of the Funds by investors. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that an investor has engaged in excessive short-term trading, the Funds may ask the insurance companies to stop such activities or restrict or refuse to process purchases or exchanges in the investor's accounts. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its investors. However, because the Funds cannot prevent all market timing, investors may be subject to the risks described above.
The Trust expects the insurance company separate accounts that invest in the Funds to have in place policies and procedures reasonably designed to deter market timing in the separate accounts by contract or policy holders. Separate accounts often establish omnibus accounts in the Funds for their contract or policy holders through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with the insurance companies that use the Funds as underlying investment vehicles for their separate accounts. Under these agreements, an insurance company is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding contract or policy holder trading activities in shares of the Funds; and (3) enforce its market-timing policy with respect to contract or policy holders identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to an insurance company (an "indirect intermediary"), any insurance company with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of contract or policy holders or any other persons.
Investors in the Funds should be aware that the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a contract owner may make among the underlying funds. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Funds and the contract and policy holders and other factors such as state insurance laws may limit a Fund's ability to deter market timing. Multiple tiers of such financial intermediaries may further compound the Funds' difficulty in deterring such market timing activities.
The Funds apply these policies and procedures uniformly to all investors believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Pricing of Fund Shares
Each Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. Each Fund (and share class thereof, if applicable) calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the NAV determined after a purchase or sale order is received in proper form by Touchstone Securities, Inc. ("Touchstone Securities") or its authorized agent.
The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:
•All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Board has determined as fair value.
•Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.
Any foreign securities held by a Fund will be priced as follows:
•All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
•Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
•Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.
•Securities held by a Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:
◦If the validity of market quotations is deemed to be not reliable.
◦If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
◦If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
◦If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.
The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Funds have established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that mutual fund.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions
Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Each Fund will declare and pay dividends annually to shareholders. Each Fund makes distributions of capital gains, if any, at least annually.
For more information about dividends and other distributions in connection with any investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.
Federal Income Tax Information
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Funds will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors are urged and advised to consult their own tax advisors for more information on their tax situation, including possible state or local taxes.
For more information about the tax consequences of an investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.
This section is only a summary of some important federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds' SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a variable insurance contract that invests in a Fund on your tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The total returns do not reflect fees that are paid by the separate accounts through which shares of the Funds are sold. Inclusion of these fees would reduce the total return figures for all periods. The financial highlights for each Fund, except as noted below, for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, are included in the Funds' annual report. The financial highlights for the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund were audited by Ernst & Young for the years ended December 31, 2018 and 2017, and were audited by another independent registered public accounting firm for the fiscal years ended December 31, 2016, 2015 and 2014. Effective on or about April 22, 2019, the outstanding shares of each of the Touchstone Bond Fund and Touchstone Common Stock Fund were redesignated "Class I". You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources .

Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value at beginning of period	$10.60	$10.51	$10.13		$10.49		$10.37
Income (loss) from investment operations:
Net investment income	0.26	0.21	0.26		0.19		0.20
Net realized and unrealized gains (losses) on investments	(0.43)	0.16	0.35		(0.32)		0.20
Total from investment operations	(0.17)	0.37	0.61		(0.13)		0.40
Distributions from:
Net investment income	(0.23)	(0.28)	(0.23)		(0.23)		(0.28)
Net asset value at end of period	$10.20	$10.60	$10.51		$10.13		$10.49
Total return(A)	(1.62)%	3.54%	5.98%		(1.28)%		3.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$55,749	$57,369	$55,012		$52,026		$48,978
Ratio to average net assets:
Net expenses	0.84%	0.89%	0.92%	(B)	0.97%	(B)	0.98%
Gross expenses	0.84%	0.89%	0.90%		0.91%		1.01%
Net investment income	2.49%	2.05%	2.47%		2.10%		1.92%
Portfolio turnover rate	335%	482%	584%		455%	(C)	287%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	Net expenses include amounts recouped by the Advisor.

(C)	Portfolio turnover excludes the purchases and sales of the Touchstone High Yield Fund acquired on December 7, 2015. If these transactions were included, portfolio turnover would have been higher.

Touchstone Balanced Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018		2017	2016		2015		2014
Net asset value at beginning of period	$14.85		$13.02	$12.49		$13.45		$13.53
Income (loss) from investment operations:
Net investment income	0.18	(B)	0.14	0.15	(B)	0.20	(B)	0.18	(B)
Net realized and unrealized gains (losses) on investments	(0.92)		1.69	0.78		(0.19)		0.88
Total from investment operations	(0.74)		1.83	0.93		0.01		1.06
Distributions from:
Net investment income	(0.12)		—	(0.18)		(0.25)		(0.23)
Realized capital gains	(4.13)		—	(0.20)		(0.72)		(0.91)
Return of capital	—		—	(0.02)		—		—
Total distributions	(4.25)		—	(0.40)		(0.97)		(1.14)
Net asset value at end of period	$9.86		$14.85	$13.02		$12.49		$13.45
Total return(A)	(6.07)%		14.06%	7.42%		0.03%		7.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,971		$17,964	$15,988		$15,301		$15,963
Ratio to average net assets:
Net expenses	0.85%		0.85%	0.85%		0.87%		0.90%
Gross expenses	1.15%		0.97%	0.88%		0.87%		0.90%
Net investment income	1.22%		1.01%	1.16%		1.50%	(C)	1.31%
Portfolio turnover rate	140%		142%	30%		38%		76%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	The net investment income per share was based on average shares outstanding for the period.

(C)
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratio of net investment income by 0.47% for the fiscal year ended December 31, 2015.

Touchstone Bond Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value at beginning of period	$9.60	$9.26	$9.38		$9.83		$9.75
Income (loss) from investment operations:
Net investment income	0.28	0.18	0.14	(A)	0.27	(A)	0.29	(A)
Net realized and unrealized gains (losses) on investments	(0.46)	0.16	(0.06)		(0.40)		0.10
Total from investment operations	(0.18)	0.34	0.08		(0.13)		0.39
Distributions from:
Net investment income	(0.23)	—	(0.20)		(0.32)		(0.31)
Net asset value at end of period	$9.19	$9.60	$9.26		$9.38		$9.83
Total return(B)	(1.88)%	3.67%	0.81%		(1.29)%		4.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$41,808	$46,922	$48,680		$57,312		$67,067
Ratio to average net assets:
Net expenses	0.67%	0.68%	0.67%		0.67%		0.65%
Gross expenses	0.87%	0.71%	0.67%		0.67%		0.65%
Net investment income	2.62%	1.83%	1.46%		2.69%		2.90%
Portfolio turnover rate	431%	168%	197%		117%		117%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Touchstone Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value at beginning of period	$18.74		$15.52		$15.46		$17.69		$18.39
Income (loss) from investment operations:
Net investment income	0.14	(A)	0.22		0.25	(A)	0.44	(A)	0.30	(A)
Net realized and unrealized gains (losses) on investments	(1.00)		3.11		1.49		(0.39)		1.61
Total from investment operations	(0.86)		3.33		1.74		0.05		1.91
Distributions from:
Net investment income	(0.11)		(—)	(C)	(0.27)		(0.49)		(0.33)
Realized capital gains	(10.49)		(0.11)		(1.41)		(1.79)		(2.28)
Total distributions	(10.60)		(0.11)		(1.68)		(2.28)		(2.61)
Net asset value at end of period	$7.28		$18.74		$15.52		$15.46		$17.69
Total return(B)	(8.05)%		21.50%		11.26%		0.19%		10.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$124,796		$158,438		$149,238		$161,148		$198,524
Ratio to average net assets:
Net expenses	0.73%		0.71%		0.73%		0.72%		0.72%
Gross expenses	0.83%		0.71%		0.73%		0.72%		0.72%
Net investment income	0.77%		1.21%		1.58%		2.48%	(D)	1.57%
Portfolio turnover rate	10%		84%		6%		9%		13%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(C)	Less than $0.005 per share.

(D)
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratio of net investment income by 0.47% for the fiscal year ended December 31, 2015.

Touchstone Focused Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value at beginning of period	$18.88		$16.70		$17.95		$18.64		$18.81
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.09		0.09		(0.01)		(0.08)
Net realized and unrealized gains (losses) on investments	(1.56)		2.19		2.31		0.37		2.49
Total from investment operations	(1.48)		2.28		2.40		0.36		2.41
Distributions from:
Net investment income	(0.09)		(0.10)		—		—		—
Realized capital gains	(0.40)		—		(3.65)		(1.05)		(2.58)
Total distributions	(0.49)		(0.10)		(3.65)		(1.05)		(2.58)
Net asset value at end of period	$16.91		$18.88		$16.70		$17.95		$18.64
Total return(A)	(7.97)%		13.64%		13.11%		1.97%		13.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$51,060		$61,934		$62,227		$68,317		$25,178
Ratio to average net assets:
Net expenses	1.21%	(B)	1.21%	(B)	1.21%	(B)	1.21%		1.23%
Gross expenses	1.20%		1.17%		1.17%		1.32%		1.33%
Net investment income (loss)	0.36%		0.40%		0.55%		(0.07)%		(0.43)%
Portfolio turnover rate	11%		12%		21%		286%	(C)	72%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	Net expenses include amounts recouped by the Advisor.

(C)
Portfolio turnover excludes the purchases and sales of the Touchstone Baron Small Cap Growth Fund and Touchstone Third Avenue Value Fund acquired on December 7, 2015. If these transactions were included, portfolio turnover would have been higher.

Touchstone Large Cap Core Equity Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$16.30	$13.72	$14.07	$14.90	$13.09
Income (loss) from investment operations:
Net investment income	0.12	0.09	0.08	0.18	0.18
Net realized and unrealized gains (losses) on investments	(1.16)	2.83	1.18	(0.77)	1.78
Total from investment operations	(1.04)	2.92	1.26	(0.59)	1.96
Distributions from:
Net investment income	(0.10)	(0.10)	(0.11)	(0.24)	(0.15)
Realized capital gains	(0.53)	(0.24)	(1.50)	—	—
Total distributions	(0.63)	(0.34)	(1.61)	(0.24)	(0.15)
Net asset value at end of period	$14.63	$16.30	$13.72	$14.07	$14.90
Total return(A)	(6.49)%	21.32%	8.84%	(4.01)%	14.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,810	$33,965	$32,492	$29,894	$40,664
Ratio to average net assets:
Net expenses	1.06%	1.06%	1.06%	1.06%	1.04%
Gross expenses	1.16%	1.15%	1.17%	1.14%	1.16%
Net investment income	0.56%	0.52%	0.75%	0.73%	1.30%
Portfolio turnover rate	20%	12%	50%	111%	41%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Touchstone Small Company Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value at beginning of period	$15.73	$13.58	$12.14		$14.63		$16.32
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)	0.01	(A)	(0.02)	(A)	0.07	(A)
Net realized and unrealized gains (losses) on investments	(1.11)	2.57	2.44		(0.15)		1.03
Total from investment operations	(1.10)	2.56	2.45		(0.17)		1.10
Distributions from:
Net investment income	—	(0.01)	(0.01)		—		(0.08)
Realized capital gains	(1.94)	(0.40)	(1.00)		(2.32)		(2.71)
Total distributions	(1.94)	(0.41)	(1.01)		(2.32)		(2.79)
Net asset value at end of period	$12.69	$15.73	$13.58		$12.14		$14.63
Total return(B)	(7.98)%	19.12%	20.23%		(1.34)%		6.68%
Ratios and supplemental data:
Net assets at end of period (000's)	$57,884	$70,339	$67,102		$48,938		$57,935
Ratio to average net assets:
Net expenses	0.76%	0.76%	0.76%		0.78%		0.78%
Gross expenses	0.84%	0.76%	0.76%		0.78%		0.78%
Net investment income (loss)	0.05%	(0.06)%	0.08%		(0.10)%		0.45%
Portfolio turnover rate	68%	68%	68%		77%		72%
Touchstone Aggressive ETF Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$16.83	$14.60	$13.73	$13.98	$13.28
Income (loss) from investment operations:
Net investment income	0.29	0.30	0.30	0.22	0.21
Net realized and unrealized gains (losses) on investments	(1.59)	2.22	0.79	(0.23)	0.78
Total from investment operations	(1.30)	2.52	1.09	(0.01)	0.99
Distributions from:
Net investment income	(0.29)	(0.29)	(0.22)	(0.24)	—
Realized capital gains	(0.49)	—	—	—	(0.29)
Total distributions	(0.78)	(0.29)	(0.22)	(0.24)	(0.29)
Net asset value at end of period	$14.75	$16.83	$14.60	$13.73	$13.98
Total return(B)	(7.84)%	17.29%	7.96%	(0.10)%	7.49%
Ratios and supplemental data:
Net assets at end of period (000's)	$16,894	$20,384	$19,514	$21,067	$24,099
Ratio to average net assets:
Net expenses(C)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(C)	0.92%	0.90%	0.90%	0.87%	0.87%
Net investment income	1.60%	1.64%	1.80%	1.26%	1.42%
Portfolio turnover rate	21%	21%	109%	7%	12%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(C)	Ratio does not include expenses of the underlying funds.

Touchstone Conservative ETF Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$11.74	$12.18	$11.84	$12.68	$12.61
Income (loss) from investment operations:
Net investment income	0.23	0.23	0.29	0.17	0.18
Net realized and unrealized gains (losses) on investments	(0.70)	0.99	0.37	(0.20)	0.48
Total from investment operations	(0.47)	1.22	0.66	(0.03)	0.66
Distributions from:
Net investment income	(0.21)	(0.26)	(0.19)	(0.19)	(0.15)
Realized capital gains	(0.19)	(1.40)	(0.13)	(0.62)	(0.44)
Total distributions	(0.40)	(1.66)	(0.32)	(0.81)	(0.59)
Net asset value at end of period	$10.87	$11.74	$12.18	$11.84	$12.68
Total return(A)	(4.02)%	10.06%	5.58%	(0.24)%	5.23%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,044	$16,831	$17,456	$19,964	$23,389
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.92%	0.93%	0.90%	0.87%	0.89%
Net investment income	2.05%	1.82%	1.78%	1.13%	1.20%
Portfolio turnover rate	38%	31%	109%	9%	13%
Touchstone Moderate ETF Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$12.26	$13.10	$13.33	$15.49	$14.72
Income (loss) from investment operations:
Net investment income	0.26	0.21	0.28	0.21	0.31
Net realized and unrealized gains (losses) on investments	(0.99)	1.56	0.64	(0.24)	0.72
Total from investment operations	(0.73)	1.77	0.92	(0.03)	1.03
Distributions from:
Net investment income	(0.24)	(0.25)	(0.22)	(0.27)	(0.26)
Realized capital gains	(0.38)	(2.36)	(0.93)	(1.86)	—
Total distributions	(0.62)	(2.61)	(1.15)	(2.13)	(0.26)
Net asset value at end of period	$10.91	$12.26	$13.10	$13.33	$15.49
Total return(A)	(6.02)%	13.66%	6.85%	(0.18)%	6.96%
Ratios and supplemental data:
Net assets at end of period (000's)	$18,659	$23,454	$24,641	$27,923	$33,200
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.87%	0.84%	0.82%	0.80%	0.79%
Net investment income	1.80%	1.72%	1.83%	1.30%	1.41%
Portfolio turnover rate	20%	21%	98%	9%	11%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	Ratio does not include expenses of the underlying funds.

For investors who want more information about the Funds, the following documents are available free upon request:
Statement of Additional Information ("SAI"): The SAI provides more detailed information about the Funds and is incorporated herein by reference, which means it is legally a part of this prospectus.
Annual/Semiannual Reports ("Financial Reports"): The Funds' Financial Reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.
You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Service Center
400 Broadway
Cincinnati, Ohio 45202
800.669.2796

The SAI and Financial Reports are also available without charge on our website at TouchstoneInvestments.com/Resources.

Reports and other information about the Funds are available on the EDGAR database of the SEC's Internet site at http://www.sec.gov. You may obtain copies of these reports and other information,after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov

Investment Company Act of 1940 File No. 811–8416                                          TSF-1006-TVST-1904

Touchstone Variable Series Trust

Statement of Additional Information

April 30, 2019

Touchstone Active Bond Fund
Touchstone Balanced Fund
Touchstone Bond Fund, Class I
Touchstone Common Stock Fund, Class I
Touchstone Focused Fund
Touchstone Large Cap Core Equity Fund
Touchstone Small Company Fund
Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund
Touchstone Aggressive ETF Fund

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of Touchstone Variable Series Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated April 30, 2019, as may be amended.  The Funds’ audited financial statements for the fiscal year ended December 31, 2018, including the notes thereto and the report of Ernst & Young LLP thereon,  included in the annual report to shareholders (the “Annual Report”) are hereby incorporated by reference into this SAI. A copy of the prospectus and Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

2

THE TRUST AND THE FUNDS

The Trust is a Massachusetts business trust organized on February 7, 1994 and is composed of ten funds: Touchstone Active Bond Fund (the “Active Bond Fund”), Touchstone Balanced Fund (the "Balanced Fund"), Touchstone Bond Fund (the "Bond Fund"), Touchstone Common Stock Fund (the "Common Stock Fund"), Touchstone Focused Fund (the “Focused Fund”), Touchstone Large Cap Core Equity Fund (the “Large Cap Core Equity Fund”) and Touchstone Small Company Fund (the "Small Company Fund") (collectively the "Equity Funds"); the Active Bond Fund and the Bond Fund (collectively referred to as the "Bond Funds"); and Touchstone Conservative ETF Fund (the “Conservative ETF Fund”), Touchstone Moderate ETF Fund (the “Moderate ETF Fund”) and Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund”) (collectively, the "ETF Funds"). Each is a “Fund,” and collectively, the “Funds.”  Each Fund (except the Active Bond Fund, Balanced Fund, Bond Fund, Small Company Fund and the ETF Funds) is an open-end, non-diversified, management investment company.  The Active Bond Fund, Balanced Fund, Bond Fund, Small Company Fund and the ETF Funds are open-end, diversified, management investment companies.

Touchstone Advisors, Inc. (the “Advisor” or "Touchstone Advisors") is the investment adviser and administrator for each Fund.  The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York Mellon and the Trust complex's transfer agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as “BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares.  The Distributor is an affiliate of the Advisor.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust.  The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

History of the Funds

Pursuant to an Agreement and Plan of Reorganization dated August 23, 2013, between the Aggressive ETF Fund and the Touchstone Enhanced ETF Fund, the Aggressive ETF Fund acquired the assets and liabilities of the Touchstone Enhanced ETF Fund, which was terminated as a series of the Trust on December 15, 2013.

Prior to April 30, 2014, the Touchstone Active Bond Fund was named the Touchstone Core Bond Fund.

Pursuant to an Agreement and Plan of Reorganization dated October 27, 2015 between the Touchstone Active Bond Fund and the Touchstone High Yield Fund, the Active Bond Fund acquired the assets and liabilities of the Touchstone High Yield Fund, which was terminated as a series of the Trust after close of business on December 4, 2015.

Prior to August 31, 2015, the Focused Fund was named the Touchstone Mid Cap Growth Fund.

Pursuant to an Agreement and Plan of Reorganization dated October 27, 2015 between the Mid Cap Growth Fund and Touchstone Baron Small Cap Growth Fund and a separate Agreement and Plan of Reorganization dated October 27, 2015 between the Mid Cap Growth Fund and Touchstone Third Avenue Value Fund, the Mid Cap Growth Fund acquired the assets and liabilities of the Touchstone Baron Small Cap Growth Fund and the Touchstone Third Avenue Value Fund, which were each terminated as series of the Trust after close of business on December 4, 2015. The Mid Cap Growth Fund was subsequently renamed the Focused Fund as of December 7, 2015.

On October 27, 2017, the assets and liabilities of the predecessor funds listed below (together, the "Predecessor Funds") were acquired by the corresponding Funds in tax-free reorganizations as set forth in an agreement and plan of reorganization (the “Reorganizations”) between the Trust, on behalf of each Fund, and Sentinel Variable Products Trust, on behalf of each Predecessor Fund. As a result of the Reorganizations, the performance and accounting history of each Predecessor Fund was assumed by the

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corresponding Fund.  Financial and performance information included prior to October 27, 2017 is that of the Predecessor Funds. The Funds listed below did not operate prior to the Reorganizations.

Predecessor Funds	Funds
Sentinel Variable Products Balanced Fund	Balanced Fund
Sentinel Variable Products Bond Fund	Bond Fund
Sentinel Variable Products Common Stock Fund	Common Stock Fund
Sentinel Variable Products Small Company Fund	Small Company Fund

The inception date for the Large Cap Core Equity Fund is May 1, 1999.

The inception date for the Conservative ETF Fund is July 16, 2004.

The inception date for the Moderate ETF Fund is July 16, 2004.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal strategy and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal strategy and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, investment limitations, policies and strategies.  In addition to the investment limitations set forth under the section of this SAI entitled "Investment Limitations", the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

The following provides additional information about the investments of each Fund, as applicable.

ADRs, ADSs, EDRs, CDRs, and GDRs. The Funds may invest in American Depositary Receipts (“ADRs”) and other similar instruments. ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs, CDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. All Funds may invest in ADRs, ADSs, EDRs, CDRs and GDRs. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

The Focused Fund may invest up to 35% of its total assets in ADRs, ADSs and other depositary receipts.

Asset-Backed Securities (“ABS”). ABS are securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.  The credit quality of an asset-backed security transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABS are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a steep increase in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

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The Bond Funds may invest in certain ABS.

Borrowing and Leveraging. Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings.  In addition, the Active Bond Fund may enter into dollar roll transactions and each Fund may enter into reverse repurchase agreements that are treated as borrowings by the Fund.  The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings.  If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test.  A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, a Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and must be fully collateralized by assets segregated or earmarked by the Fund’s custodian or otherwise “covered.” In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Certain of the Funds have adopted non-fundamental limitations which restrict when and to what degree the Funds can engage in borrowing.  See the section entitled “Investment Restrictions” below.

Borrowing creates leverage, which magnifies the potential for gain or loss on a Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are debt instruments issued by banks with a fixed or floating interest rate and a specified maturity date.  The issuer agrees to pay the principal amount plus interest to the holder on the maturity date of the certificate.  Certificates of deposit can usually be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Investments in time deposits maturing in more than seven days will be subject to each Fund’s restrictions on illiquid investments.

Collateralized Loan Obligations (“CLOs”). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.

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Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.  For a description of commercial paper ratings, see Appendix A.

Commodity Futures Trading Commission Regulation. The Active Bond Fund, in addition to other funds in the Touchstone Fund Complex, and the Advisor have claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The funds currently intend to comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.” The Advisor, on behalf of the funds and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the funds nor the Advisor expect to become subject to registration under the CEA.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price.  Convertible securities typically have characteristics of both fixed-income and equity securities.  Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock.  Convertible securities entail less credit risk than the issuer’s common stock.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Covered Dollar Rolls. The Active Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date.  In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction.  A strategy may also be used with respect to the dollar roll, where a series of 6 to 12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed.  This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields.  The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will segregate liquid assets to satisfy its obligation for the forward commitment to buy the securities.  The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable.  The segregated assets effectively collateralize the Fund’s right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.  Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement

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made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund’s investment limitations on borrowings.  See “Borrowing” and “Investment Restrictions.”

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities.  If the counter-party to which the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the securities may be restricted.  Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Funds’ borrowing.

Custodial Receipts. Custodial receipts or certificates, such as Certificates of Accrual on U.S. Treasury Securities (“CATS”), U.S. Treasury Investors Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO Strips”), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic un-matured coupon payments and the final principal payment on the U.S. government security.  Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described below.  Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer.  Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.  In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Cyber Security Risk.  The Funds and their service providers may be subject to operational and information security risks resulting from cyber security breaches.  Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks.  Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, a Fund or the Advisor, a sub-advisor, Touchstone Securities, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment therein to lose value.

Derivatives.  A Fund may, but is not required to, use derivative instruments for any of the following purposes:

•	To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Fund;

•	As a substitute for purchasing or selling securities;

•	To shorten or lengthen the effective portfolio maturity or duration;

•	To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed-income securities.  Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will typically be taxed as ordinary income for federal income tax purposes.  Derivative instruments include futures, options, swaps, and, to the extent consistent with a Fund’s investment goals, forward

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currency exchange contracts.  Under normal circumstances, investment in these types of derivatives will typically be limited to the level necessary to keep the Fund and the Advisor from having to register with the CFTC.

A description of the specific derivatives that a Fund may use and some of their associated risks is discussed below under the captions "Forward Foreign Currency Contracts," “Futures Contracts and Options on Futures Contracts,” "Options," “Options on Securities” and “Swap Agreements.”

Equity-Linked Notes. A Fund may purchase equity-linked notes (“ELNs”). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.
Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Exchange-Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P 500® Index, or a portfolio of bonds that may be designed to track a bond index.  Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price.  Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF.  ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value ("NAV")), together with a cash payment generally equal to accumulated dividends as of the date of redemption.  As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs.  Accordingly, ETF shareholders (including a Fund) pay their proportionate share of these expenses.

Fixed-Income and Other Debt Securities. Fixed-income and other debt securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities, and custodial receipts.  The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Funds.  The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates.  As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising.  Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates; a Fund’s yield will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Funds’ current yield.  In periods of rising interest rates, the opposite can be expected to occur.  In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Nationally Recognized Statistical Rating Organizations (“NRSRO”), such as Standard & Poor’s Rating Service (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), are relative and subjective and are not absolute standards of

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quality.  Although these ratings are initial criteria for selection of portfolio investments, a sub-advisor also will make its own evaluation of these securities.  Among the factors that will be considered is the long-term ability of the issuers to pay principal and interest and general economic trends.  A description of the ratings used in this SAI and in the Funds’ prospectuses is set forth in Appendix A.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis.  See “When-Issued and Delayed-Delivery Securities” below.

Floating-Rate, Inverse Floating-Rate, and Index Obligations. These securities are debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price.  These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages.  The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon that is reset periodically.  The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.  Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula.  Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.  Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized.  The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign Securities. The Funds may invest in securities issued by foreign companies and governments. These investments involve considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations.  Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  Costs are also incurred in connection with conversions between various currencies.  In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Focused Fund may invest up to 35% of total assets at the time of purchase in the securities of foreign issuers.

Emerging Market Securities. Emerging market countries are generally countries that are not included in the MSCI World Index.  As of March 31, 2019, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments;

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(iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Funds’ acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging market countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized.  Investments in these investment funds may be subject to the provisions of the 1940 Act limiting a Fund’s investments in other investment companies.  Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a discount or premium to their net asset value.

Foreign Market Risk.  A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Funds’ foreign

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investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has, from time to time in the past, imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Funds can earn on their investments.

Foreign Currency Risk.  While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.  Forward currency contracts establish an exchange rate at a future date.  These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward currency contract generally has no deposit requirement and is traded at a net price without commission.  Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract.  Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.  Since consideration of the prospect for currency

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parities will be incorporated into a sub-advisor’s long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the sub-advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest.  Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts.  In such event a Fund’s ability to utilize forward currency contracts may be restricted.  Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.  The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.  In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets.  Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue.  Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Funds’ assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Options on Futures Contracts. Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts.  These contracts will be entered into only upon the agreement of the Fund’s sub-advisor that such contracts are necessary or appropriate in the management of the Funds’ assets.  These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

Under normal circumstances, no Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions.  In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

No Fund will enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Funds’ assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner.  In addition, changes in the value of the Funds’ futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities.  Successful use of futures and related options is subject to a Fund sub-advisor’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities.  Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time.  Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. government securities, foreign government securities or corporate debt securities.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations,

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the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities and three-month U.S. Treasury bills.  A Fund may also enter into futures contracts that are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”).  It is expected that the initial deposit would be approximately 1.5% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract.  In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies.  For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.  If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase.  However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Funds’ custodian to collateralize or “cover” the Funds’ obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions.  First, all participants in the futures market are subject to initial deposit and variation margin requirements.  Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate trends by the sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks.  Although each applicable sub-advisor believes that use of such contracts will benefit the respective Fund, if the sub-advisor’s investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract.  For example, if a Fund has hedged against

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the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements.  Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write options on futures contracts for hedging purposes.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency, which is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds’ losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

Additional Risks of Options on Futures Contracts, Forward Contracts, and Options on Foreign Currencies.  Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.  To the contrary, such instruments are traded through financial intermediaries acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  Similarly, options on currencies may be traded over-the-counter.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

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The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  A Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options.  It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Illiquid Securities. Subject to the limitations in Rule 22e-4 of the 1940 Act, the Funds may invest in illiquid securities. No Fund may acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. Certain Funds may have additional limitations on investments in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven business days or less without the sale or disposition significantly changing the market value of the security.

Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ‘‘special situations’’) could enhance the Funds’ capital appreciation potential.  To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor or sub-advisors based on criteria approved by the Board.

Inflation-Indexed Bonds. The Bond Funds may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future.  The securities will pay interest on a semiannual basis, equal to a

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fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Initial Public Offerings (IPOs). Due to the typically small size of the IPO allocation available to a Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will instead decide to allocate those IPO purchases to other funds they advise.  Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When a Fund’s asset base is small, a significant portion of the Funds’ performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Funds’ assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  There is no assurance that the Fund will be able to obtain allocable portions of IPO shares.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third-parties and may have limited product.  The Focused Fund intends to invest occasionally in the common stock of selected “unseasoned” companies.

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Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” for purposes of the regulated investment company requirements under the Internal Revenue Code of 1986, as amended (the "Code"), and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Interfund Lending. Each Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other funds in the Touchstone family of funds, including the Funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, a Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. A Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If a Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LIBOR Transition Risk . Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

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Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables — see “Trade Claims”) or to other parties.  Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality.  Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower.  Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Bond Funds from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  When the Bond Funds purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.  The Bond Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company.  Some debt securities purchased by the Bond Funds may have very long maturities.  The length of time remaining until maturity is one factor the sub-advisor considers in purchasing a particular indebtedness.  The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities.  Securities representing indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them.  The Bond Funds may purchase loans from national and state chartered banks as well as foreign ones.  The Bond Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.  The Funds may also invest in distressed first mortgage obligations and other debt secured by real property.  The Bond Funds do not currently anticipate investing more than 5% of its total assets in trade and other claims.

These instruments will be considered illiquid securities and will be limited, along with the Fund’s other illiquid securities, to 15% of the Fund's net assets.

Lower-Rated and Unrated Securities.  A Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO or, if unrated, deemed to be of comparable quality by the Fund’s sub-advisor. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or comparable unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s NAV.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of a Fund’s investment portfolio and increasing the exposure of a Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds

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and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s NAV.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though a Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by a Fund in a taxable year is not represented by cash, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions. See “Federal Income Taxes” for more information.

Special Considerations Concerning Distressed and Defaulted Securities:  Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to high-yield, high-risk bonds.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  The Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  The Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

Market Disruption. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Instability in financial markets has in the past led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  The Advisor and sub-advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that they will be successful in doing so.

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Medium- and Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Since the risk of default is higher for lower rated debt securities, the sub-advisor’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In light of these risks, the Board has instructed the sub-advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of these securities by the Fund, but the sub-advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures approved by the Board, including the use of outside pricing services.  Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available.  Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the sub-advisor will attempt to identify those issuers of high yielding debt securities whose financial condition are adequate to meet future obligations, has improved or is expected to improve in the future.  The sub-advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Bond Funds may invest up to 30% of their total assets in debt securities that are rated in the medium rating category or lowest rating category by S&P and Moody’s.  The Fund will rely on the sub-advisor’s judgment, analysis and experience in evaluating debt securities.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk.  Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the sub-advisor monitors the issuers of corporate debt securities held in the Fund’s portfolio.  The credit ratings assigned by an NRSRO to a security are not considered by the sub-advisor in selecting a security.  The sub-

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advisor examines the intrinsic value of a security in light of market conditions and the underlying fundamental values.  Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the sub-advisor.  The sub-advisor could be wrong in its analysis.  If the Fund purchased primarily higher rated debt securities, risks would be substantially reduced.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities. The Funds may invest in mortgage-related securities.  Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors.  The loans may be grouped together by U.S. government agencies and sponsored entities, such as Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association (“Fannie Mae” or FNMA”) and Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”).  The loans may also be grouped together by private issuers such as: commercial banks; savings and loan institutions; mortgage bankers; and private mortgage insurance companies.  Mortgage-related securities include Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

There are several risks associated with mortgage-related securities generally.  One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Another is prepayment of principal by mortgagors or mortgage foreclosures.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. But prepayment may also shorten the term of the underlying mortgage pool for a mortgage-related security.  Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities.  Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.  Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested.  If this occurs, a Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates.  To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Finally, mortgage-related securities may also be subject to liquidity risks due to tightening markets. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and a decline in or flattening of housing values may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, residential mortgage loan originators may experience serious financial difficulties or bankruptcy during tighter markets.  In summary, reduced investor demand for mortgage loans and mortgage-related securities and increased investor

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yield requirements may limit liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.  Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Stripped mortgage-related securities are either issued and guaranteed, or privately-issued but collateralized by securities issued by Ginnie Mae, FNMA, or FHLMC.  These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be.  The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.  The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its sub-advisor believes that interest rates will remain stable or increase.  In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities.  In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities.  If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities.  Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security.  Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities.  Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms.  There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so.  The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition.  Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

Mortgage-related securities may not be readily marketable.  To the extent any of these securities are not readily marketable in the judgment of the Funds’ sub-advisor; the investment restriction limiting a Fund’s investment in illiquid instruments to not more than 15%  of the value of its net assets will apply.

Commercial Mortgage-Backed Securities ("CMBS") . Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities. The Bond Funds may invest in taxable and tax-exempt municipal securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality.  Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

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Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Options on Securities. Except the ETF Funds, the Funds may write (sell), to a limited extent, only covered call and put options (“covered options”) in an attempt to increase income.  However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period.  If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option.  If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period.  If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option.  If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price.  By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.  This transaction is called a “closing purchase transaction.”  Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit.  The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written.  The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.  The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will “cover” its obligation by segregating the underlying security on the books of the Funds’ custodian or by placing liquid securities in a segregated account at the Fund’s custodian.  When a Fund writes a put option, it will “cover” its obligation by placing liquid securities in a segregated account at the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest.  The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities.  The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period.  The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

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A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Funds’ portfolio, at a specified price during the option period.  The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Funds’ portfolio securities.  Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own.  The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Certain Funds have adopted certain other non-fundamental policies concerning option transactions that are discussed below under "Investment Limitations."

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded.  To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets.  It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options.  The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration.  The sub-advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general oversight of the Board.

Options on Securities Indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.  Such options will be used for the purposes described above under “Options on Securities” or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities.  The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although a Fund generally will only purchase or write such an option if the sub-advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  A Fund will not purchase such options unless the Advisor and the respective Fund’s sub-advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge.  Because options on securities indexes require settlement in cash, the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund’s custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

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Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security.  Accordingly, successful use by a Fund of options on security indexes will be subject to the sub-advisor’s ability to predict correctly movement in the direction of that securities market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual securities.

Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges.  A securities index fluctuates with changes in the market values of the securities included in the index.

Options on Foreign Currencies. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes.  For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may write call options on foreign currencies that are not covered for cross-hedging purposes.  A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.  In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.  The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency.  As with other types of

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options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Funds’ position, it may not forfeit the entire amount of the premium plus related transaction costs.  In addition, the Fund may purchase call options on currency when the sub-advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire.  Similarly, if the Fund were unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency.  The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  The Funds’ ability to terminate over-the counter options (“OTC options”) will be more limited than the exchange-traded options.  It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and assets used to cover written OTC options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See “Securities of Foreign Issuers.”

Overseas Private Investment Corporation Certificates. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”).  OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 countries worldwide.  OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation.  OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis.  OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies.  These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.

Over-The-Counter Stocks. A Fund may invest in over-the-counter stocks. In contrast to securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts (“REITs”). The Equity Funds may invest in the equity securities of REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested.  Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks).  REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of

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underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  REITs may also be affected by tax and regulatory requirements.

Receipts. Receipts are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and federal income tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or tri-party custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  The Funds will enter into repurchase agreements that are collateralized by U.S. government obligations or cash.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank.  At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Funds’ acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Funds’ money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  Repurchase agreements are considered to be collateralized loans under the 1940 Act.

Each Fund may engage in repurchase agreement transactions. The Bond Funds will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial intermediaries such as banks and broker-dealers and to repurchase them at a mutually agreed date and price.  At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.  Reverse repurchase agreements are considered to be borrowings by a Fund.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to procedures adopted by the Trust’s Board.

Section 4(a)(2) Paper. Section 4(a)(2) paper consists of commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper).  Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction.  Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.  Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “1934 Act”) is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under “Illiquid Securities” above.  The Funds’ percentage limitations on investments in illiquid securities include Section 4(a)(2) paper other than Section 4(a)(2) paper that the sub-advisor has determined to be liquid pursuant to guidelines established by the Funds’ Board.  The Board has delegated to the sub-advisors the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Board that require the sub-advisors to take into account the same factors described under “Illiquid Securities” above for other restricted securities and require the sub-advisors to perform the same monitoring and reporting functions.

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Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by a Fund is subject to investment risk and a Fund may experience losses with respect to its collateral investment. The SEC currently requires that the following conditions must be met whenever the Funds’ portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds that participated in securities lending activities during the fiscal year ended December 31, 2018 were as follows:

Fund Name	Investment Income	Premium Income	Compensation	Agency Fee	Admin Fee	Rebate Paid to Borrower	Indemnification Fee	Other Fee	Fees paid for Cash Collateral Management	Aggregate Fees	Net Income	Average on Loan Value
Active Bond	$22	$2	$24	$2	$0	$13	$0	$0	$3	$18	$6	$1,776
Balanced	$173	$3	$176	$6	$0	$133	$0	$0	$15	$154	$22	$9,966
Bond	$6	$21	$27	$4	$0	$0	$0	$0	$1	$5	$22	$372
Common Stock	$3,703	$20	$3,723	$150	$0	$2,724	$0	$0	$355	$3,229	$494	$236,905
Focused	$1,018	$37	$1,055	$51	$0	$713	$0	$0	$97	$861	$194	$64,632
Large Cap Core Equity	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small Company	$4,059	$273	$4,332	$279	$0	$2,473	$0	$0	$355	$3,107	$1,225	$237,102
Conservative ETF	$26,298	$6,405	$32,703	$3,561	$0	$8,962	$0	$0	$2,189	$14,712	$17,991	$1,459,605
Moderate ETF	$22,356	$5,739	$28,095	$3,104	$0	$7,402	$0	$0	$1,845	$12,351	$15,744	$1,230,064
Aggressive ETF	$17,327	$2,287	$19,614	$2,077	$0	$5,768	$0	$0	$1,402	$9,247	$10,367	$934,616

Each Fund may lend securities to brokers, dealers and other financial organizations.  A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing a Fund’s loans of securities will be maintained at all times in a segregated account with the Funds’ custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities.  In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

Sector Focus. If a Fund’s portfolio is overweighted in a certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

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Consumer Staples Sector Risk. The consumer staples sector may be affected by the permissibility of using various food additives and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic

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telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales. When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price.  The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security.  To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  The Fund may have to pay a premium to borrow the security.  The Fund may, but will not necessarily, receive interest on such proceeds.  The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or other securities acceptable to the broker.  In addition, the Fund will be required to deposit cash or U.S. government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.  The Fund will receive the interest accruing on any U.S. government securities held as collateral in the segregated account with the custodian.  The deposits do not necessarily limit the Fund's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain.  Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Stand-By Commitments. When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by a Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by a Fund, although it could sell the underlying municipal obligation to a third-party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise

30

available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of a Fund’s total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Step Coupon Bonds (“STEPS”). A Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes. A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period.  If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount.  Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances.  For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance.  Swap agreements involve risks depending upon the other party’s creditworthiness and ability to perform, as judged by a Fund’s sub-advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Temporary Defensive Positions. A Fund may take temporary defensive positions that are inconsistent with the Fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the sub-advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  In addition, a Fund may hold uninvested cash on a temporary basis if, in the sub-advisor’s discretion, market conditions warrant.  A Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian.  There is no limit on the extent to which a Fund may take temporary defensive positions. In taking such positions, the Fund may fail to achieve its investment goals.

Trade Claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.  For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk.  Trade claims are illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.  The markets in trade claims are not regulated by federal securities laws or the SEC.  Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

U.S. Government Securities. Each Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the

31

U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

Variable-Rate Demand Notes. Except the ETF Funds, the Funds may purchase variable-rate demand notes.  Variable-rate demand notes that the Funds may purchase are debt instruments that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest with proper notification or at specified intervals from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand notes in which the Funds may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument.  These instruments have coupon rates that reset periodically at intervals ranging from daily to up to thirteen months and may be based upon LIBOR or other short-term interest rates such as U.S. Treasury bills or the Fed Funds rate.  The coupon rate on these securities resets at a level that causes its value to approximate par.  Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable-rate demand notes determined by the sub-advisor to be of comparable quality.  If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO.  The sub-advisor may determine that an unrated variable rate demand instrument meets a Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor.  If an instrument is ever deemed to not meet a Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable rate demand notes may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments.  Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities.  Each Fund may hold variable rate demand notes on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.  Because the adjustment of interest rates on the variable rate demand notes is made in relation to money market or short-term interest rates, the variable rate demand notes are not comparable to long-term fixed-rate securities.  Accordingly, interest rates on the variable rate demand notes may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

As a matter of current operating policy, the Bond Funds will not invest more than 15% of its net assets in variable-rate demand notes as to which it cannot exercise the demand feature on not more than seven days’ notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities.  The Bond Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund’s investment portfolio.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Rights are similar to warrants bu normally have a short life span to expiration.  It should be noted that the prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities.  It should also be noted that if the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant or right.  Moreover, if a warrant or right is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

When-Issued and Delayed-Delivery Securities. Except the ETF Funds, the Funds will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities.  A Fund may

32

sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

TBA securities are paid for and delivered within 15 to 45 days from their date of purchase.  In connection with these investments, each Fund will direct the custodian to segregate cash or liquid securities in an amount sufficient to make payment for the securities to be purchased.  These assets will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of a Fund’s commitments to purchase securities on a when-issued or TBA basis.  To the extent assets are segregated, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation.)

The Bond Funds may also invest up to 33% of their respective assets in dollar-roll transactions involving when-issued securities.

Zero Coupon and Pay-in-kind Securities. Zero coupon corporate or U.S. government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Pay in-kind securities pay interest through the issuance of additional securities.  Zero coupon securities do not require the periodic payment of interest.  These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.  These investments may experience greater volatility in market value than securities that make regular payments of interest.  The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash.  Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not.  Such disposition could be at a disadvantageous price.

Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  They also include Coupons Under Book Entry System (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Investment Policies of the ETF Funds

Each ETF Fund seeks to achieve its investment goal by investing substantially all of its assets in a select group of underlying funds representing different combinations of stocks, bonds, and cash investments and reflecting varying degrees of potential investment risk and reward.  Each ETF Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.  Each ETF Fund may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs.  Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  These limitations currently provide, in part, that the ETF Funds may not purchase shares of an investment company if (a) such a purchase would cause an ETF Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause an ETF Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of an ETF Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder in an investment company, an ETF Fund would bear its pro-rata portion of the investment company’s

33

expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  The ETF Funds have entered into several such agreements and may enter into others.

Wilshire Associates Incorporated ("Wilshire") serves as sub-advisor to each of the ETF Funds pursuant to a sub-advisory agreement. See "The Sub-Advisor and Portfolio Managers" below.

ETF Funds Temporary Defensive Positions. An underlying fund in which an ETF Fund invests may take temporary defensive positions that are inconsistent with the fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as set forth in the underlying fund's prospectus. Such positions could include, but are not limited to, investments in: (1) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  In addition, an ETF Fund may hold uninvested cash on a temporary basis if, in Wilshire's discretion, market conditions warrant.  An ETF Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian.  There is no limit on the extent to which an ETF Fund may take temporary defensive positions. In taking such positions, an ETF Fund may fail to achieve its investment goal.The information in “Temporary Defensive Positions” only applies to direct investments that may be made by the ETF Funds.

Shares of each underlying fund trade throughout the day on listing exchanges and other secondary markets.  There can be no assurance that the requirements of a listing exchange necessary to maintain the listing of shares of any underlying fund will continue to be met.  A listing exchange may, but is not required to, remove the shares of an underlying fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of an underlying fund, there are fewer than 50 beneficial owners of the shares of an underlying fund for 30 or more consecutive trading days; (ii) the value of the underlying index on which such underlying fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” of an underlying fund is no longer calculated or available; or (iv) such other event shall occur or condition shall exist that, in the opinion of the listing exchange, makes further dealings on the listing exchange inadvisable.  A listing exchange will remove the shares of an underlying fund from listing and trading upon termination of such underlying fund.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.

INVESTMENT LIMITATIONS

Fundamental Policies. The “fundamental policies” of each Fund may not be changed with respect to the Fund without the approval of a “majority of the outstanding voting securities” of the Fund.  “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.  Except for the limitations on borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing market values or other circumstances will not be considered a deviation from these policies.

Each Fund (except the ETF Funds) may not, except as noted below:

(1)	issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(2)	engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(3)
underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4)
purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Funds’ total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5)
purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

34

(6)
purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

(7)
make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

(8)
(Active Bond Fund, Balanced Fund, Bond Fund and Small Company Fund only) purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The ETF Funds may not, except as noted below:

(1)	issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(2)	engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(3)
underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4)
concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) except that an ETF Fund will concentrate to approximately the same extent that its underlying funds and their underlying index concentrates in the stocks of such particular industry or group of industries (for purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered issued by members of any industry);

(5)
purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

(6)
purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

(7)
make loans to other persons except that the Fund may (i) engage in repurchase agreements or reverse repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

(8)
purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

(1)
Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

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(2)
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets.)

(3)
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

(4)	Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s current investment policy on lending is set forth above.

(5)
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

Non-fundamental Operating Policies.  Certain Funds have adopted additional restrictions as a matter of “operating policy.”  These restrictions are non-fundamental and may be changed by the Board without a shareholder vote,  upon 60 day's notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus. Except for the limitations on borrowings and illiquid securities, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing market values or other circumstances will not be considered a deviation from these policies.

The following non-fundamental limitation applies to all Funds:

1.	The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

The following non-fundamental operating policy is applicable only to the Active Bond Fund, Bond Fund, Common Stock Fund, Focused Fund, Large Cap Core Equity Fund and Small Company Fund: Each Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets (defined as net assets, plus the amount of any borrowings for investment purposes), in investments suggested by the Fund’s name as described in the prospectus, without providing shareholders with at least 60-days' prior notice of such change.

Large Cap Core Equity Fund, Active Bond Fund and Bond Fund Non-Fundamental Operating Policies.

(1)
The Large Cap Core Equity Fund may not borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%.

(2)
The Active Bond Fund and Bond Fund may not borrow money from banks or other persons in an amount exceeding 10% of its total assets, except for the use of reverse repurchase agreements and covered dollar rolls or as a temporary measure for extraordinary or emergency purposes.

(3)	The Large Cap Core Equity Fund, Active Bond Fund and Bond Fund (with the exception of xi and xii, which do not apply to the Active Bond Fund and Bond Fund) may not:

i.
pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

36

ii.
purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

iii.
sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

iv.	invest for the purpose of exercising control or management;

v.
purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

vi.
invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(a)(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two NRSROs and the Fund’s Board has determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund’s Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund’s Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund’s Board of Trustees;

vii.
invest more than 10% of the Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than securities deemed liquid in accordance with guidelines approved by the Fund’s Board);

viii.
purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

ix.
make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

x.	purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets;

xi.
(Applicable to the Large Cap Core Equity Fund only) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund’s net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund’s obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); or

xii.
(Applicable to the Large Cap Core Equity Fund only) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:  (a) the options or futures are offered through the facilities of a national securities

37

association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.

Focused Fund Non-Fundamental Operating Policies.

(1)
In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, the Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2)
In complying with the fundamental investment restriction with regard to making loans, the Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Statement of Additional Information.

Balanced Fund, Common Stock Fund and Small Company Fund Non-Fundamental Operating Policies.

1.    In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.    In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.    In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus or Statement of Additional Information.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of service with the Trust and principal occupations for the past five years, and, for the Trustees only, the number of funds overseen in the Touchstone Fund Complex and their other directorships held.  All funds managed by the Advisor, the "Touchstone Funds" are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust.  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

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Interested Trustee(1):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	46
IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from
2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.

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Independent Trustees:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	46
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	46	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	46	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.

40

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	46
Director of SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	46
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2010 to the present.

(1)         Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2)          As of April 30, 2019, the Touchstone Fund Complex consists of 10 series of the Trust, 14 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 21 series of Touchstone Strategic Trust.
(3)         Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust.

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Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018
Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

(1)         Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and

42

independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations.  In its periodic self-assessment of effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc. (a holding company), the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed

43

to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee .  All of the Independent Trustees are members of the Audit Committee.  William C. Gale serves as the Committee Chair. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended December 31, 2018, the Audit Committee held four meetings.

Governance Committee .  All of the Independent Trustees are members of the Governance Committee.  Susan J. Hickenlooper serves as the Committee Chair. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the fiscal year ended December 31, 2018, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2018.

44

	Interested Trustee	Independent Trustees
Funds	Jill T. McGruder	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink
Active Bond Fund	None	None	None	None	None	None
Balanced Fund	None	None	None	None	None	None
Bond Fund	None	None	None	None	None	None
Common Stock Fund	None	None	None	None	None	None
Focused Fund	None	None	None	None	None	None
Small Company Fund	None	None	None	None	None	None
Large Cap Core Equity Fund	None	None	None	None	None	None
Aggressive ETF Fund	None	None	None	None	None	None
Conservative ETF Fund	None	None	None	None	None	None
Moderate ETF Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	None	None	Over $100,000	None	Over $100,000
(1) As of April 30, 2019, the Touchstone Fund Complex consisted of 10 series of the Trust, 14 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 21 series of Touchstone Strategic Trust.

Trustee Compensation

The following table reflects the fees paid to the Trustees by the Trust and the total compensation paid by the Touchstone Fund Complex for the fiscal year ended December 31, 2018.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Phillip R. Cox	$31,608	$155,000
William C. Gale	$29,119	$143,000
Susan J. Hickenlooper	$29,119	$143,000
Kevin A. Robie	$26,630	$131,000
Edward J. VonderBrink	$26,630	$131,000
(1)      As of April 30, 2019, the Touchstone Fund Complex consists of 10 series of the Trust, 14 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 21 series of Touchstone Strategic Trust.
(2)      The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2018 is $131,000.

The following table shows the Trustee quarterly compensation schedule:

	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Compensation	$18,000	$4,500	$4,500	$5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000	$2,000	$2,000

Telephonic Meeting Attendance Fee = $1,500

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Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”) is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated January 1, 1999.  Under the Advisory Agreement, the Advisor reviews, supervises and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days’ written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc. (a holding company), which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc.  Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a manager-of-managers structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen.  Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

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Fund	Investment Advisory Fee
Active Bond Fund	0.40% on the first $300 million of average daily net assets; and 0.35% on the assets over $300 million.
Balanced Fund	0.55%
Bond Fund*	0.40%
Common Stock Fund	0.50% on the first $200 million of average daily net assets; 0.45% on the next $300 million; and 0.40% on the assets over $500 million.
Focused Fund	0.70% on the first $100 million of average daily net assets; 0.65% on the next $400 million; and 0.60% on the assets over $500 million
Large Cap Core Equity Fund	0.65% on the first $100 million of average daily net assets; 0.60% on the next $100 million; 0.55% on the next $100 million; and 0.50% on the assets over $300 million.
Small Company Fund	0.50% on the first $200 million of average daily net assets; 0.45% on the next $300 million; and 0.40% on the assets over $500 million.
Conservative ETF Fund Moderate ETF Fund Aggressive ETF Fund	0.25% on the first $50 million of average daily net assets; 0.23% on the next $50 million; and 0.20% on the assets over $100 million. .
*Effective on or about July 12, 2019, the Bond Fund will lower its annual advisory fee from 0.40% on all assets to 0.40% on the first $300 million of assets and 0.35% on assets over $300 million.

Each Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses of outside pricing services; (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; (x) compliance fees and expenses and (xi) interest on borrowed money, if any.  The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure a Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Funds’ fee table.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transactions costs; portfolio transaction and investment related expenses, including expenses associated with the Funds' liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business (collectively “Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average daily net assets. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s contractual limit (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

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Advisory Fees and Fee Waivers or Reimbursements.  During the three most recent fiscal years ended December 31, the Funds paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers or Reimbursements
Fund	2016	2017	2018	2016	2017	2018
Active Bond Fund*	$217,656	$228,007	$225,533	$—	$—	$—
Balanced Fund**	$84,637	$92,873	$96,315	$4,768	$21,573	$52,697
Bond Fund**	$213,161	$192,331	$177,303	$—	$13,965	$90,383
Common Stock Fund**	$759,435	$773,947	$747,514	$—	$—	$142,925
Focused Fund*	$420,901	$432,357	$418,997	$—	$—	$—
Large Cap Core Equity Fund*	$187,417	$211,681	$200,250	$30,423	$30,024	$30,376
Small Company Fund**	$284,063	$339,061	$347,492	$—	$538	$57,315
Conservative ETF Fund*	$51,767	$44,865	$47,599	$30,176	$31,483	$32,932
Moderate ETF Fund*	$64,853	$59,355	$54,871	$16,916	$22,530	$25,559
Aggressive ETF Fund*	$49,735	$50,140	$48,404	$30,751	$29,081	$32,391
*The Advisor may pay Integrity Life Insurance Company, National Integrity Life Insurance Company (the “Integrity Companies”), Columbus Life Insurance Company and certain other affiliates, a shareholder servicing fee of up to 0.15% annually for each Fund.  In exchange for the shareholder servicing fee, these affiliates provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract holders; and recordkeeping and similar administrative services.
** Prior to October 28, 2017, Predecessor Funds paid advisory fees to and received waivers and reimbursements from the Predecessor Funds' investment advisor, Sentinel Asset Management, Inc.

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THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected sub-advisors (each a "Sub-Advisor" and collectively, the “Sub-Advisors”) to manage all or a portion of a Fund’s assets, as determined by the Advisor.  The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.

Each sub-advisory agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor.  As described in the prospectus, each Sub-Advisor receives sub-advisory fees based on assets under management with respect to each Fund that it sub-advises.  Each Sub-Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The Advisor pays sub-advisory fees to the Sub-Advisors from its advisory fee. The compensation of any officer, director or employee of a Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor. For the three most recent fiscal years ended December 31, the Sub-Advisors received the following sub-advisory fees:

	2016	2017		2018
Active Bond Fund	$122,432	$128,254		$126,863
Balanced Fund	N/A	$8,680	*	$48,157
Bond Fund	N/A	$16,727	*	$88,651
Common Stock Fund	N/A	$70,169	*	$373,757
Focused Fund	$240,515	$247,061		$239,427
Large Cap Core Equity Fund	$100,917	$113,982		$107,827
Small Company Fund	N/A	$30,887	*	$173,746
Conservative ETF Fund	$20,817	$17,946		$19,040
Moderate ETF Fund	$26,087	$23,742		$21,948
Aggressive ETF Fund	$20,005	$20,056		$19,361
*The Predecessor Funds did not utilize a Sub-Advisor. Amounts shown are for the period October 28, 2017 to December 31, 2017.

The following charts list for each of the Funds’ portfolio managers (i) the number of their other managed accounts per investment category; (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based on the performance of the account: and (iii) their beneficial ownership in their managed Fund(s) at the end of the December 31, 2018 fiscal year.  Listed below the charts applicable to each Sub-Advisor's group of portfolio managers is (i) a description of the portfolio managers’ compensation structure as of December 31, 2018, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of December 31, 2018.

Sub-Advisor Control. This section presents each Sub-Advisor’s control persons.

•
Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of Western & Southern Investment Holdings LLC, which is a wholly-owned subsidiary of The Western & Southern Life Insurance Company.  In December 2006, a single member holding company, Western & Southern Operating Holdings, LLC (Western & Southern Operating) was formed by The Western & Southern Life Insurance Company (Western & Southern) and Western & Southern transferred its 100% ownership interest in Fort Washington Investment Advisors, Inc. (Fort Washington) to Western & Southern Operating.  Fort Washington remains a wholly-owned subsidiary of Western & Southern as Western & Southern is the sole member of Western & Southern Operating.  The Western & Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of Fort Washington Investment Advisors, Inc.

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•	London Company of Virginia d/b/a The London Company is majority owned by Stephen Goddard. Mr. Goddard owns approximately 95% of TLC Holdings LLC, which owns approximately 75% of The London Company.

•	Wilshire Associates Incorporated is a privately held Subchapter S corporation that is 100% owned by its active key employees. Wilshire has no other outside owners.

Active Bond Fund, Balanced Fund, Bond Fund, Common Stock Fund, Focused Fund and Small Company Fund

Sub-Advisor: Fort Washington Investment Advisors, Inc.

Active Bond Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy J. Policinski, CFA
Registered Investment Companies	4	$686	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0
Daniel Carter
Registered Investment Companies	4	$686	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
Timothy J. Policinski, CFA	None
Daniel Carter	None

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Balanced Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy J. Policinski, CFA
Registered Investment Companies	4	$742	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0
Daniel Carter
Registered Investment Companies	4	$742	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0
James Wilhelm
Registered Investment Companies	6	$3,239	0	$0
Other Pooled Investment Vehicles	1	$457	0	$0
Other Accounts	34	$1,934	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
Timothy J. Policinski, CFA	None
Daniel Carter	None
James Wilhelm	None

Bond Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy J. Policinski, CFA
Registered Investment Companies	4	$700	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0
Daniel Carter
Registered Investment Companies	4	$700	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
Timothy J. Policinski, CFA	None
Daniel Carter	None

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Common Stock Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm
Registered Investment Companies	6	$3,165	0	$0
Other Pooled Investment Vehicles	1	$457	0	$0
Other Accounts	34	$1,934	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
James Wilhelm	None

Focused Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm
Registered Investment Companies	6	$3,239	0	$0
Other Pooled Investment Vehicles	1	$457	0	$0
Other Accounts	34	$1,934	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
James Wilhelm	$500,001 - $1,000,000

Small Company Fund

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Jason Ronovech
Registered Investment Companies	1	$1,053	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
Jason Ronovech	$500,001 - $1,000,000

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Material Conflicts of Interest.   Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds).  This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive.  Fort Washington has adopted policies and procedures reasonably designed to address such conflicts.

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one and five-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the firm's board of directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement and is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved. In years when W&SFG exceeds its business goals, the company may increase its match to as much as 50% of the first 6% of earnings saved.

Large Cap Core Equity Fund

Sub-Advisor: London Company of Virginia d/b/a The London Company.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	5	$2,233	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	547	$5,931	2	$7

Portfolio Manager	Dollar Range of Beneficial Ownership
Stephen Goddard*	None
*Mr. Goddard owns over $1,000,000 of the Touchstone Large Cap Fund, a series of Touchstone Strategic Trust.

Compensation.  Portfolio managers are compensated through salary and bonus.  In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance.  They also have a potential for ownership after a reasonable tenure with the firm.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Conservative ETF Fund, Moderate ETF Fund and Aggressive ETF Fund

Sub-Advisor: Wilshire Associates Incorporated

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Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Nathan Palmer, CFA
Registered Investment Companies	32	$3,825	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Anthony Wicklund, CFA
Registered Investment Companies	25	$2,468	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Compensation.  Wilshire compensates its portfolio managers for their management of the Funds.  The portfolio managers’ compensation consists of salary plus bonus based on established management goals and overall company results.

Material Conflicts of Interest.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other.  The other account may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

Ownership of Shares of the Funds.

Dollar Range of Beneficial Ownership
Portfolio Manager	Conservative ETF Fund	Moderate ETF Fund	Aggressive ETF Fund
Nathan Palmer, CFA	None	None	None
Anthony Wicklund, CFA	None	None	None

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervising the preparation of tax returns, coordinating the preparation of reports to shareholders and reports to, and filings with the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees, calculating the daily NAV per share, and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administration fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust (the "Sub-Administrator"). BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI).

The following table shows administration fees incurred by the Funds listed below for the three most recent fiscal years (or periods) ended December 31.

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	Administrative Fees Paid
Funds	2016	2017	2018
Active Bond Fund	$78,900	$82,653	$81,756
Balanced Fund*	$15,389	$18,306	$25,392
Bond Fund*	$53,290	$51,846	$64,272
Common Stock Fund*	$151,888	$167,419	$216,779
Focused Fund	$87,187	$89,560	$86,792
Large Cap Core Equity Fund	$41,808	$47,221	$44,671
Small Company Fund*	$56,813	$73,372	$100,773
Conservative ETF Fund	$30,025	$26,022	$27,608
Moderate ETF Fund	$37,615	$34,426	$31,825
Aggressive ETF Fund	$28,846	$29,081	$28,074
* Prior to October 28, 2017 fees were paid by the Predecessor Funds

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Touchstone Securities is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  Touchstone Securities receives no compensation under the Distribution Agreement.

Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because of her position as a Director of the Advisor and Touchstone Securities.  Ms. McGruder by reason of such affiliation, may directly or indirectly receive benefits from any underwriting fees paid to Touchstone Securities.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  This Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of Trustees of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The Distribution Agreement shall also automatically terminate in the event of its assignment.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder service plan (the “Plan”) with respect to each Fund (other than the Balanced Fund, Bond Fund, Common Stock Fund and Small Company Fund) under which the Advisor and other qualified financial intermediaries are paid up to, but not exceeding an annual fee of 0.25% for shareholder services.  The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and

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placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Funds may reasonably request.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Service Providers after the termination date.  The Plan may not be amended to increase materially the amount to be spent for shareholder servicing without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plan.

The Funds paid the following in shareholder servicing fees for the fiscal year ended December 31, 2018:

Fund	Shareholder Servicing Fees Paid
Active Bond Fund	$37,667
Balanced Fund	$0
Bond Fund	$0
Common Stock Fund	$0
Focused Fund	$118,804
Large Cap Core Equity Fund	$44,728
Small Company Fund	$0
Conservative ETF Fund	$47,599
Moderate ETF Fund	$48,575
Aggressive ETF Fund	$48,404

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to oversight by the Advisor and the Board of Trustees.  In the purchase and sale of portfolio securities, each Sub-Advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each Sub-Advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction.
This excess commission recognizes the additional research services rendered by the broker, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by a Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency

56

basis.  A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through commission recapture programs offered by Frank Russell Securities, Inc. and Cowen and Company LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor’s other clients. The Sub-Advisor makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The Sub-Advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the Sub-Advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the three most recent fiscal years ended December 31, the Funds paid the following brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions
Fund	2016	2017	2018
Active Bond Fund	$6,221	$1,822	$6,622
Balanced Fund*	$1,338	$7,310	$771
Bond Fund*	$0	$0	$281
Common Stock Fund*	$23,874	$107,663	$20,351
Focused Fund	$19,504	$9,459	$9,769
Large Cap Core Equity Fund	$13,342	$4,296	$4,695
Small Company Fund*	$117,156	$105,026	$77,585
Conservative ETF Fund**	$11,838	$3,540	$3,959
Moderate ETF Fund**	$13,758	$3,713	$2,769
Aggressive ETF Fund**	$11,629	$2,634	2,204
* Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization on October 27, 2017. Concurrent with this change, Fort Washington was appointed as sub-advisor to the Fund and the Fund's principal investment strategy was changed. This resulted in portfolio repositioning and increased brokerage commissions for the Balanced Fund and Common Stock Fund in 2017. All payments through October 27, 2017 were made by the Predecessor Funds.
** On April 30, 2016, Wilshire Associates Incorporated was appointed as sub–advisor to the Fund. Concurrent with this change, the Fund's investment goal and principal investment strategy were changed.

During the fiscal year ended December 31, 2018, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided was as follows:

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Fund	Amount of Transactions to Brokers Providing Research*	Related Commissions**
Active Bond Fund	$0	$0
Balanced Fund	$1,368,207	$465
Bond Fund	$0	$0
Common Stock Fund	$48,013,030	$9,366
Focused Fund	$19,745,336	$3,000
Large Cap Core Equity Fund	$6,762,702	$1,301
Small Company Fund	$97,473,052	$26,296
Conservative ETF Fund	N/A	N/A
Moderate ETF Fund	N/A	N/A
Aggressive ETF Fund	N/A	N/A
* Total principal amount of transactions during fiscal year end.
** Credit amount of total commissions attributed to research services.

The total amount of securities of regular broker-dealers held by certain Funds for the fiscal year ended December 31, 2018, was as follows:

Fund	Broker-Dealer	Aggregate Value
Active Bond Fund	Citigroup, Inc.	$516,539
Balanced Fund	Citigroup, Inc.	$27,263
	WFC Holdings Corp.	$30,177
Bond Fund	Citigroup, Inc.	$210,581
	WFC Holdings Corp.	$227,014
Common Stock Fund	N/A	N/A
Focused Fund	N/A	N/A
Large Cap Core Equity Fund	WFC Holdings Corp.	$757,647
Small Company Fund	N/A	N/A

PROXY VOTING

Each Fund has adopted the policies and procedures of its Sub-Advisor for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of each sub-advisor’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31 of that year without charge, upon request by calling 1.800.543.0407. Each Fund's Form N-PX will also be available on the SEC's website at http://www.sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees, as applicable (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended December 31, the portfolio turnover rate for each Fund was as follows:

	Portfolio Turnover Rate
Fund	2017	2018
Active Bond Fund	482%	335%
Balanced Fund*	142%	140%
Bond Fund*	168%	431%
Common Stock Fund*	84%	10%
Focused Fund	12%	11%
Large Cap Core Equity Fund	12%	20%
Small Company Fund*	68%	68%
Conservative ETF Fund	31%	38%
Moderate ETF Fund	21%	20%
Aggressive ETF Fund	21%	21%
*Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization on October 27, 2017. Concurrent with this change, Fort Washington was appointed as sub-advisor to the Fund and the Fund's principal investment strategy was changed. The portfolio turnover rates reflected are those of the Predecessor Funds prior to October 27, 2017.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board of Trustees through periodic reporting by the Funds’ CCO.  No compensation will be received by a Fund, the Advisor, any Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	A request made by a Sub-Advisor for a Fund (or that portion of a Fund) that it manages.

2)	A request by executive officers of the Advisor for routine oversight and management purposes.

3)
For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)	A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)
A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

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6)	A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)	A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•	The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at TouchstoneInvestments.com.

8)
The CCO may authorize disclosing non-public portfolio holdings to third-parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2019, one or more Touchstone Funds may disclose portfolio holdings to the following parties based on ongoing arrangements:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Funds’ Sub-Advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees.  The Advisor or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

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Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of any discount or premium, provided such amount approximates market value.

CERTAIN PROVISIONS OF THE TRUST'S BY-LAWS

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.

As of April 2, 2019 the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund.

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Fund	Name and Address of Beneficial Owner	Percent of Class
ACTIVE BOND FUND	WESTERN SOUTHERN LIFE INS COMP SEPARATE ACCT A MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	57.64%	*,**
	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	22.34%
	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	11.96%	*
BALANCED FUND	SENTINEL ADVANTAGE 1 NATIONAL LIFE DR MONTPELIER, VT 05602-3377	45.78%
	NATIONAL LIFE VARITRAK 1 NATIONAL LIFE DR UNIT 20 MONTPELIER, VT 05602-3378	25.48%
	NATIONAL LIFE INSURANCE COMPANY SAVA5 1 NATIONAL LIFE DR MONTPELIER, VT 05604-0001	12.07%
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH, NY 12061-4141	7.18%
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2 E GREENBUSH, NY 12061-4137	6.81%
BOND FUND	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH, NY 12061-4141	45.24%
	SENTINEL ADVANTAGE 1 NATIONAL LIFE DR MONTPELIER, VT 05602-3377	16.99%
	NATIONAL LIFE VARITRAK 1 NATIONAL LIFE DR UNIT 20 MONTPELIER, VT 05602-3378	12.24%
	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	8.28%
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2 E GREENBUSH. NY 12061-4137	5.39%
COMMON STOCK FUND	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH, NY 12061-4141	51.36%
	NATIONAL LIFE VARITRAK 1 NATIONAL LIFE DR UNIT 20 MONTPELIER, VT 05602-3378	20.01%
	SENTINEL ADVANTAGE 1 NATIONAL LIFE DR MONTPELIER, VT 05602-3377	10.32%
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2 E GREENBUSH, NY 12061-4137	7.02%

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Fund	Name and Address of Beneficial Owner	Percent of Class
	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	6.31%
FOCUSED FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	45.98%
	NATIONAL INTEGRITY LIFE INS COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	28.60%
	WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	10.29%	*
	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	7.45%	*
	GREAT-WEST LIFE & ANNUITY INS CO FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111	5.25%
LARGE CAP CORE EQUITY FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	48.74%
	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	28.07%	*
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY MS 80 CINCINNATI, OH 45202-3341	12.84%
	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	10.36%	*
SMALL COMPANY FUND	NATIONAL LIFE VARITRAK 1 NATIONAL LIFE DR UNIT 20 MONTPELIER, VT 05602-3378	33.73%
	SENTINEL ADVANTAGE 1 NATIONAL LIFE DR UNIT 20 MONTPELIER, VT 05602-3378	25.06%
	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH, NY 12061-4141	17.25%

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Fund	Name and Address of Beneficial Owner	Percent of Class
	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	6.38%
	PHOENIX LIFE INSURANCE COMPANY PLIC 15 TECH VALLEY DR STE 2 E GREENBUSH, NY 12061-4137	6.28%
CONSERVATIVE ETF FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	62.78%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	37.13%
MODERATE ETF FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	52.13%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY MS 80 CINCINNATI, OH 45202-3341	38.85%
	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202-3341	7.67%	*
AGGRESSIVE ETF FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	68.14%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202-3341	31.20%
*Indicates that shares are held beneficially.
**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of April 2, 2019. Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

As of April 1, 2019, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

OTHER PURCHASE AND REDEMPTION INFORMATION

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption in-Kind. Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares that it repurchases from or that are redeemed by a shareholder in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an

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irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period an amount no greater than, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

FEDERAL INCOME TAXES

This is for general information only and not tax advice.  For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund or Funds selected as an investment option.  Holders of variable contracts are urged and advised to consult their own tax advisors for information on their tax situation, including the possible applicability of federal, state, local, and foreign taxes.

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds.  This discussion does not address the U.S. federal income tax consequences that might be relevant to holders of variable contracts that invest in a Fund.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

General.  For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, a Fund will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Qualification As A Regulated Investment Company.   Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed

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amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where a Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a maximum tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.  In addition, if a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund may be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  The Excise Tax does not apply to a RIC whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts and other tax-exempt entities, or parties that contributed in aggregate $250,000 or less in seed money to the Fund.  The Trust intends that each Fund will either qualify for this exception or will make sufficient distributions each year to avoid imposition of the Excise Tax.

Capital Loss Carryforwards.  The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

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Tax Treatment Of Shareholders.  Each insurance company separate account (a “Separate Account”) that invests in the Funds must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “annuities” or “life insurance contracts” under the Code.  If a Separate Account is not sufficiently diversified and the contracts are not treated as annuities or life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the Funds to that Separate Account, and on all sales, exchanges or redemptions of the Funds’ shares by that Separate Account.

If all of the beneficial interests in a Fund are held by one or more Separate Accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of such Fund, rather than treating the interest in the Fund as a separate investment of each Separate Account investing in the Fund.  Beneficial interests in the Funds are currently being offered only to Separate Accounts and other qualifying holders.

Each Fund intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any Separate Account invested wholly in a Fund would also satisfy such diversification requirements.  In particular, the Funds will diversify their investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment.  However, in the case of U.S. government securities, each government agency or instrumentality will be considered to be a separate issuer.  The undertaking by the Trust to ensure that the Funds meet such diversification requirements may limit the ability of the Funds to make certain otherwise permitted investments.  If a Fund should fail to comply with the diversification requirements, should fail to ensure that its shares are held only by the types of investors described above, or should fail to qualify as a RIC under the Code, it is possible that Separate Accounts invested in the Fund would not be treated as adequately diversified and that contracts invested in those Separate Accounts would not be treated as annuity or life insurance contracts under the Code.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  The IRS may treat a portion of the OID includable in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts

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on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps

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or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities.)

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code.  New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

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Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations or if a Fund is a qualified fund of funds (i.e., invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share

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of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.

Distributions.  Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually.  Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions.  The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds’ shares, may be affected.  Each Fund’s distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).  Each Fund’s distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisors for more information.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

Taxation Of Variable Contracts.  For a discussion of the tax consequences of variable contracts, please refer to your insurance company’s Separate Account prospectus.

Variable contracts purchased through insurance company Separate Accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner.  Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59½.  Only the portion of a distribution attributable to income is subject to federal income tax.  Investors are urged and advise to consult with their own tax advisors for a more complete discussion of possible tax consequences in a particular situation.

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Section 817(h) of the Code provides that the investments of a Separate Account underlying a variable insurance contract (or the investments of a RIC, the shares of which are owned by the variable Separate Account) must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance for federal income tax purposes.  The U.S. Department of the Treasury has issued regulations prescribing these diversification requirements.  Each Fund intends to comply with these requirements.  If a Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company Separate Account invested in the Fund may not be treated as an annuity or life insurance for federal income tax purposes and may no longer be eligible for tax deferral.

Variable Separate Account holders are urged and advised to consult their own tax advisor with respect to the federal, state, local, foreign and other tax consequences of an investment in a variable separate account.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y") 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2019.  E&Y will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent, BNY Mellon Investment Servicing (“BNY Mellon IS”), 4400 Computer Drive, Westborough, Massachusetts 01581, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions, and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon.  The sub-administrative services sub-contracted to The Bank of New York Mellon include accounting and pricing services, SEC and state securities filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees.  The Advisor pays The Bank of New York Mellon a sub-administrative fee out of its administration fee.  For the three most recent fiscal years ended December 31, the Advisor paid the following sub-administrative fees:

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	Sub-Administration Fees Paid
Fund	2016	2017	2018
Active Bond Fund	$26,909	$27,830	$28,284
Balanced Fund*	N/A	$3,542	$20,221
Bond Fund*	N/A	$4,606	$25,783
Common Stock Fund*	N/A	$8,629	$47,590
Focused Fund	$28,055	$28,795	$29,002
Large Cap Core Equity Fund	$21,778	$22,865	$22,976
Small Company Fund*	N/A	$5,420	$31,005
Conservative ETF Fund	$20,149	$19,895	$20,540
Moderate ETF Fund	$21,198	$21,071	$21,141
Aggressive ETF Fund	$19,986	$20,323	$20,604
* The Predecessor Funds did not pay sub-administration fees prior to October 28, 2017.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2018, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report are incorporated into this SAI by reference. No other parts of the Trust’s Annual Report are hereby incorporated by reference.  The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com.  You may also obtain the Annual Report or unaudited semi-annual report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. ("Moody’s"), Standard & Poor’s® ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P and Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P Global Ratings

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" —   High short-term default risk.  This designation indicates that default is a real possibility.

"RD" —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

"D" — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa."  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics.  "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

"C" - An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

"D" - An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed exchange offer.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

"AAA" — Highest credit quality.  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" — Very high credit quality.  "AA" ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

"A" — High credit quality.  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" — Good credit quality.  "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" — Speculative.  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B" — Highly speculative.  "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC" — Substantial credit risk.  "CCC" ratings indicate that default is a real possibility.

"CC" — Very high levels of credit risk.  "CC" ratings indicate default of some kind appears probable.

"C" — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

"RD" - Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

"D" — Default.  "D" ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3".  In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

"MIG 1" - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

"MIG 2" - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

"MIG 3" - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or "VMIG" scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG 1".

VMIG rating expirations are a function of each issue’s specific structural or credit features.

"VMIG 1" - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2" - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3" - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

"D" - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B — Proxy Voting Policies

Fort Washington Investment Advisors, Inc. (“Fort Washington”).  Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.  Fort Washington may delegate its responsibilities under its proxy voting procedures to a third-party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.  Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third-party to determine how the proxy should be voted; and

•
Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY

PROXY VOTING POLICIES & PROCEDURES

I.	POLICY
The London Company of Virginia (the “Adviser”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). The Adviser’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.
When voting proxies, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.
The Proxy Voting Committee meets periodically to monitor the firm’s overall adherence to the current policies and procedures, as well as providing advice for the revisions thereof. The Committee also reviews the rationale for proxy votes not covered by the policies and procedures, or that present a potential conflict of interest. As such, an annual review of the Proxy Advisor Firm will be conducted and presented to the Proxy Voting Committee for consideration.

II.	PURPOSE
The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES
The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. The Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of the proxy voting service* on all proxy votes, unless otherwise directed by the Portfolio Managers.
(*London moved from ISS, utilizing Institutional Shareholder Services (ISS) and its proxy voting guidelines, to
Broadridge and Glass Lewis guidelines, in April, 2009. In February, 2014, London upgraded from utilizing Glass
Lewis Investment Management to Glass Lewis Full Service. In March, 2017, London completed a transition back to ISS, in order to better align with the firm’s voting preferences.)

A.	Conflicts of Interest
Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve the matter on a case-by-case basis by abstaining from the vote, voting in accordance with the guidelines set forth by proxy voting service, or vote the way London feels is in the best interest of the client.

B.	Limitations
In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

A.
Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

B.
Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

C.
Limited Value: If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client’s account.

D.
Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

E.
Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

F.	Paper ballot does not arrive in the mail: On occasion, a paper ballot will not arrive in the mail until after the voting deadline. In this circumstance, Adviser is unable to vote the client’s proxy.

IV.	RECORDKEEPING
In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.
The Adviser will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.
Please refer to the Proxy Voting Policy for further information.

 Wilshire Funds Management Proxy Voting Policy

Wilshire Funds Management (“WFM”), a division of Wilshire Associates Incorporated, votes proxies for each client that has specifically authorized us to vote them in the investment management contract. These policies and procedures are intended to fulfill WFM’s obligations in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), to vote client securities in the best interest of clients.

I.                POLICY

When voting proxies for securities directly held by a client, WFM will attempt to consider all factors reasonably believed to be relevant which could affect the value of the investments and will vote proxies in the manner that it believes is consistent with efforts to maximize shareholder value.

Attached to this policy as Appendix A are Proxy Voting Guidelines (“Guidelines”) that WFM will use when voting proxies. The Guidelines seek to ensure WFM fulfills its duty of care and loyalty to clients when voting proxies.

1.	Duty of Care

WFM’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when WFM determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed WFM not to vote proxies or direct WFM to vote proxies in a certain manner. WFM will maintain written instructions from clients with respect to directed proxy votes.

2.	Duty of Loyalty

WFM will ensure proxy votes are cast in a manner consistent with the best interests of the client. WFM will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that WFM’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.	Identify Potential Conflicts of Interest

Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting WFM or Wilshire Associates Incorporated.

b.	Determine which Conflicts are Material

A “material” conflict is one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.

c.	Establish Procedures to Address Material Conflicts.

WFM has established multiple methods to address voting items it has identified as those in which it may have a material conflict of interest.

i.	Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.

ii.	Refer the proposal to the client and obtain the client’s instruction on how to vote.

iii.	Disclose the conflict to the client and obtain the client’s consent to WFM’s vote.

3.	WFM may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II.           DOCUMENTATION

WFM shall maintain the following types of records relating to proxy voting:

1.	Wilshire Funds Management Proxy Voting Policy and all amendments thereto

2.
Proxy statements received for client securities. WFM may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that WFM has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.	Records of votes cast on behalf of clients.

4.	Any document prepared by WFM that is material to making a proxy voting decision or that memorialized the basis for that decision.

Such records shall be maintained for the period of time specified in Rule 204-2 of the Act. To the extent that WFM is authorized to vote proxies for a United States Registered Investment Company, WFM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
Wilshire Funds Management Proxy Voting Policy

Appendix A

Proxy Voting Guidelines

The following guidelines, which may be amended from time to time, will be used when deciding how to vote proxies on behalf of clients. These guidelines may be superseded in accordance with WFM’s duty to act in the best interest of the client.

A.	Election of Directors

a.
We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on the compensation committee, audit committee or other relevant committee of the company’s board.

B.	Auditors

a.	Ratifying Auditors - we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b.	Financial Statements & Auditor Reports - we generally vote in favor of approving financial and auditor reports.

c.	Compensation - we generally vote in favor for such proposals.

d.	Indemnification - we vote against indemnification of auditors.

C.	Executive & Director Compensation

a.	We generally vote in favor for such proposals.

D.	Miscellaneous and Non-Routine matters

a.	We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

TSF-1006-TVST-SAI-1904

PART C. OTHER INFORMATION

ITEM 28.  EXHIBITS:

(a)(1)
Amended and Restated Declaration of Trust dated November 21, 2002 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(2)
Amendment to the Declaration of Trust dated April 18, 2005 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 2, 2005.

(a)(3)
Amendment to the Declaration of Trust dated November 28, 2005 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2006.

(a)(4)
Amendment to the Declaration of Trust dated April 19, 2006 is herein incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(5)
Amendment to the Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(6)
Amendment to the Declaration of Trust dated September 17, 2007 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(7)
Amendment to the Declaration of Trust dated May 1, 2008 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(a)(8)
Amendment to Declaration of Trust dated May 9, 2017 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on July 12, 2017.

(a)(9)
Amendment to Declaration of Trust dated June 1, 2017 is herein incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on July 12, 2017.

(b)
Amended and Restated By-Laws of the Trust dated November 19, 2015 are herein incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(c)	Not applicable.

(d)(1)(i)
Amended and Restated Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. (the “Advisor”) dated January 1, 1999 is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on February 12, 1999.

(d)(1)(ii)
Amended Schedule 1 dated October 28, 2017 of the Investment Advisory Agreement dated January 1, 1999, between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(d)(1)(iii)
Amendment to the Advisory Agreement between the Advisor and the Trust dated December 31, 2002, is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(d)(1)(iv)
Amendment to the Advisory Agreement between the Advisor and the Trust dated July 19, 2004 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, and Touchstone Aggressive ETF Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on March 2, 2005.

(d)(1)(v)
Amendment to the Advisory Agreement between the Advisor and the Trust dated April 25, 2008 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(d)(1)(vi)
Amendment to the Investment Advisory Agreement between the Advisor and the Trust dated March 1, 2011 with respect to Mid Cap Growth Fund (now known as Focused Fund) is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(d)(2)(i)
Sub-Advisory Agreement dated January 1, 1999, as amended December 31, 2002, between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund (f/k/a the Touchstone Core Bond Fund), is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(d)(2)(ii)
Amendment dated March 1, 2015 to Sub-Advisory Agreement dated January 1, 1999 between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund, is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(d)(3)
Sub-Advisory Agreement dated August 31, 2015, between the Advisor and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Focused Fund is herein incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(d)(4)
Sub-Advisory Agreement dated December 1, 2015 between Touchstone Advisors, Inc. and London Company of Virginia d/b/a The London Company with respect to the Touchstone Large Cap Core Equity Fund is herein incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(d)(5)
Sub-Advisory Agreement dated April 29, 2016 between Touchstone Advisors, Inc. and Wilshire Associates Incorporated with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, and Touchstone Aggressive ETF Fund is herein incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(d)(6)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Balanced Fund is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(d)(7)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Bond Fund is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(d)(8)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Common Stock Fund is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(d)(9)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Small Company Fund is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(e)
Distribution Agreement between the Trust and Touchstone Securities, Inc. (the “Distributor”) is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(f)
Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(g)(1)
Custodian Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Registrant dated February 25, 2008 is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2008.

(g)(2)
Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(h)(1)
Allocation Agreement for allocation of Fidelity Bond coverage dated April 1, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(h)(2)
Amended and Restated Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(h)(3)
Amended and Restated Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(4)(i) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(h)(4)(i)
State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(h)(4)(ii)
Amended and Restated Schedule A to the State Filing Services Agreement between Registrant and BNY Mellon, dated September 6, 2012, is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 22, 2013.

(h)(5)(i)
Administration Agreement dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2007.

(h)(5)(ii)
Amended Schedule, dated January 1, 2015, to the Administration Agreement with Touchstone Advisors, Inc., dated February 17, 2006, as amended January 1, 2007, is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(h)(6)(i)
Form of Expense Limitation Agreement dated April 29, 2012 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 27, 2012.

(h)(6)(ii)
Amendment to the Expense Limitation Agreement dated August 31, 2015 is herein incorporated by reference to Exhibit (h)(7)(ii) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(h)(6)(iii)
Amendment dated August 31, 2017 to the Amended and Restated Expense Limitation Agreement dated April 29, 2012 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(6)(iii) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(h)(6)(iv)	Schedule A dated April 30, 2019, to the Expense Limitation Agreement dated April 29, 2012, is filed herewith.

(h)(7)
Shareholder Services Plan with respect to the Initial Class shares is herein incorporated by reference to Exhibit (13)(l) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 033-149479), filed with the SEC on February 29, 2008.

(h)(8)	Interfund Lending Agreement dated December 15, 2017 is filed herewith.

(h)(9)	Amended & Restated Class Action Services Agreement dated February 16, 2018 between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(i)	Not applicable.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)
Investment Letter of Initial Shareholders dated November 10, 1994 is herein incorporated by reference to Exhibit (13) of Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on July 30, 1998.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)
Code of Ethics for Touchstone Advisors, Inc., the Registrant and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(p)(2)	Code of Ethics for Fort Washington Investment Advisors, Inc. is filed herewith.

(p)(3)
Code of Ethics for London Company of Virginia d/b/a The London Company is herein incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 21, 2016.

(p)(4)	Code of Ethics for Wilshire Associates Incorporated is filed herewith.

(q)
Power of Attorney is herein incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File  033-76566), filed with the SEC on April 20, 2017.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

Inapplicable.

ITEM 30.  INDEMNIFICATION.

Under Article V, Section 5.3 of the Trust’s Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person.  Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either: (I) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.  As used in this Section 5.3 a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.  As used in this Section 5.3, the term “independent legal counsel” means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or performed services for the Trust or any person to be so indemnified within the five years prior to the Initial request for indemnification pursuant hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR AND SUB-ADVISORS

A.   TOUCHSTONE   ADVISORS,   INC. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Fund Complex.     The following list sets forth the business and other connections of the directors and executive officers of the Advisor.  Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)	Jill T. McGruder — CEO and Director Touchstone Advisors, Inc.

(a)	President and Chief Executive Officer - IFS Financial Services, Inc.

(b)	President and Chief Executive Officer - Integrity Life Insurance Company

(c)	President and Chief Executive Officer - National Integrity Life Insurance Company

(d)	Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e)	Trustee and President - Touchstone Fund Complex

(f)	Senior Vice President - Western & Southern Financial Group, Inc.*

(g)	Senior Vice President - W&S Brokerage Services, Inc.*

(h)	Director and Chief Executive Officer - Touchstone Securities, Inc.

(i)
Director — Western & Southern Financial Group, Inc.*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, W&S Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue, Cincinnati, OH 45238)

(2)	Donald J. Wuebbling — Director - Touchstone Advisors, Inc.

(a)
Director - Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* Eagle Realty Group, LLC*, IFS Financial Services, Inc., Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Life Insurance Company*

(3)	James J. Vance - Senior Vice President and Treasurer - Touchstone Advisors, Inc.

(a)
Vice President and Treasurer — The Western and Southern Life Insurance Company*, IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company

(b)
Treasurer — Cincinnati Analysts, Inc., W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC, Insurance Profillment Solutions*, Tristate Ventures, LLC*, Touchstone Securities, Inc., Fort Washington Investment Advisors, Inc.

(4)	Terrie A. Wiedenheft — Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a)	Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b)	Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.*

(c)	Chief Financial Officer - Cincinnati Analysts, Inc., Touchstone Securities, Inc.

(d)	Senior Vice President Fort Washington Investment Advisors, Inc.

(e)	Vice President, Commission Accounting and Finance — Integrity Life Insurance Company, National Integrity Life Insurance Company

(f)	Treasurer and Controller - Touchstone Fund Complex

(5)	James N. Clark — Director - Touchstone Advisors, Inc.

(a)	Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western-Southern Life Assurance Company*,

(b)
Director - Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., IFS Financial Services, The Lafayette Life Insurance Company*

(6)	Sarah S. Herron - Secretary - Touchstone Advisors, Inc.

(a)	Secretary - Touchstone Securities, Inc.

(b)	Corporate Secretary - W&S Brokerage Services, Inc.*

(c)	Senior Counsel — Securities - Western & Southern Financial Group, Inc.*

(7)	Steven M. Graziano — President - Touchstone Advisors, Inc.

(a)	Vice President - Touchstone Fund Complex

(b)	President — Touchstone Securities, Inc.

(8)	Timothy S. Stearns — Chief Compliance Officer - Touchstone Advisors, Inc., Touchstone Fund Complex, W&S Brokerage Services, Inc.*

(9)	Timothy D. Paulin — Senior Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.

(a)	Vice President - Touchstone Fund Complex

(10) Daniel R. Larson - Vice President - Touchstone Advisors, Inc.

(a) Vice President - Touchstone Securities, Inc.

B.   FORT WASHINGTON INVESTMENT ADVISORS, INC. (“Fort Washington”) is a registered investment advisor that provides sub-advisory services to the Touchstone Active Bond Fund, Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund, Touchstone Focused Fund and Touchstone Small Company Fund.  The address of Fort Washington is 303 Broadway, 12th Floor, Cincinnati, OH 45202.  The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)	Maribeth S. Rahe, President & Chief Executive Officer

(a)
Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b)	President & CEO of Tristate Ventures, LLC*

(c)	President, Buckeye Venture Partners, LLC

(d)	Director, Eagle Realty Group, Eagle Realty Investments

(e)	President, W&S Investment Holdings, LLC

(f)	Manager, President & CEO, Peppertree Partners, LLC

(g)	Director, Chairman of the Board - Cincinnati Analysts, Inc.

(h)	President & CEO of Fort Washington Capital Partners, LLC

(2)	Nicholas P. Sargen, Director, Chief Economist

(a)
Senior Vice President, Chief Economist & Senior Investment Advisor, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Columbus Life Insurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, The Lafayette Life Insurance Company

(b)	Board of Trustees & Treasurer, Good Samaritan Hospital Foundation

(c)	Advisory Board, Xavier Department of Economics

(3)	John F. Barrett, Director

(a)	Chairman of Board & CEO, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc. Western & Southern Mutual Holding Company

(b)	Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company; The Lafayette Life Insurance Company

(c)	Director, Eagle Realty Group, Eagle Realty Investments

(d)	President & Trustee, Western & Southern Financial Fund

(e)	Board Member, Convergys Corp, Cintas Corporation

(f)
Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4)	Brendan M. White, Senior Vice President, Co-Chief Investment Officer

(5)	Roger M. Lanham, Senior Vice President, Co-Chief Investment Officer

(6)	Michele Hawkins, Chief Compliance Officer & Managing Director

(a)	Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(b)	Chief Compliance Officer, Peppertree Partners, LLC

(7)	James J. Vance, Treasurer - See biography above

(8)	Martin W. Flesher, Managing Director of Business Development and Sales

(9)	Jonathan D. Niemeyer, Director

(a)	Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)
Sr. Vice President & General Counsel, Columbus Life Insurance Company, The Lafayette Life Insurance Company, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc. Western & Southern Mutual Holding Company

(c)	Assistant Secretary, Peppertree Partners, LLC

(d)	Secretary, W&S Investment Holdings, LLC

(e)	Director, Insurance Profillment Solutions, LLC

(f)	Board Member, Association of Life Insurance Counsel

(10) Donald J. Wuebbling, Director

(a)
Secretary & Counsel, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Co., Columbus Life Insurance Company, The Lafayette Life Insurance Company

(b)
Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, W&S Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Agency, Inc.

(11) Eric J. Walzer, Vice President, Investment Operations

(12) David T. Henderson, Chief Risk Officer

(13) Jeffrey L. Stainton, Secretary

(14) Gerald J. Ulland, Chief Financial Officer

(C) LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY (“The London Company”) is a registered investment advisor providing sub-advisory services to the Touchstone Large Cap Core Equity Fund. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of The London Company has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(D) Wilshire Associates Incorporated (“Wilshire”) is a registered investment advisor providing sub-advisory services to the Touchstone Conservative ETF Fund, the Touchstone Moderate ETF Fund, and the Touchstone Aggressive ETF Fund. The address of Wilshire is 1299 Ocean Avenue Suite 700, Santa Monica, CA 90401. No director, officer or partner of Wilshire has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

ITEM 32. PRINCIPAL UNDERWRITERS:

(a)	Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b)	Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
Steven M. Graziano	President	Vice President
Jill T. McGruder	Director & CEO	Trustee and President
James N. Clark*	Director	None
Donald J. Wuebbling*	Director	None
Daniel L. Larson	Vice President	None
James J. Vance*	Treasurer	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller and Treasurer
Thomas A. Shoemake	Chief Compliance Officer	None
Sarah S. Herron	Secretary	None
Sharon L. Karp	Vice President	None
Kathleen A. Cornelius	AVP and Assistant Treasurer	None
Jay V. Johnson	AVP and Assistant Treasurer	None
John S. Musgrove	AVP and Assistant Treasurer	None
Timothy D. Speed	Assistant Treasurer	None
Cheryl J. Stotts	Assistant Treasurer	None

(c)	None

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder, are maintained as follows:

(a)With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12) and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

(b)With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator.

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.
201 Washington Street, 34th Floor
Boston, MA 02108

(c)With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor and Sub-Advisors:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

Fort Washington Investment Advisors, Inc.
303 Broadway, 12th Floor
Cincinnati, OH 45202

London Company of Virginia d/b/a The London Company
1800 Bayberry Court, Suite 301
Richmond, VA 23226

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

ITEM 34.  MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on April 22, 2019.

TOUCHSTONE VARIABLE SERIES TRUST

By:
/s/ Jill T. McGruder
Jill T. McGruder, President

Pursuant to the requirements of the Securities Act of 1933, as amended this PEA No. 53 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacity on the date indicated.

*	Trustee	April 22, 2019

Phillip R. Cox

*	Trustee	April 22, 2019

William C. Gale

*	Trustee	April 22, 2019

Susan J. Hickenlooper

*	Trustee	April 22, 2019

Kevin A. Robie

*	Trustee	April 22, 2019

Edward J. VonderBrink

/s/Jill T. McGruder	Trustee and President	April 22, 2019

Jill T. McGruder

/s/Terrie Wiedenheft	Controller, Treasurer	April 22, 2019
and Principal Financial
Terrie A. Wiedenheft	Officer

*By:	/s/Terrie A. Wiedenheft
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney filed with PEA No. 44)

EXHIBIT INDEX

(h)(6)(iv)	Schedule A dated April 30, 2019, to the Expense Limitation Agreement

(h)(8)	Interfund Lending Agreement dated December 15, 2017

(h)(9)	Amended & Restated Class Action Services Agreement dated February 16, 2018 between the Registrant and Brown Brothers Harriman & Co.

(j)	Consent of Independent Registered Public Accounting Firm

(p)(2)	Code of Ethics for Fort Washington Investment Advisors, Inc.

(p)(4)	Code of Ethics for Wilshire Associates Incorporated